As filed with the Securities and Exchange Commission on November 15, 2012

1940 Act File No. 811-______

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[  ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ]  PRE-EFFECTIVE AMENDMENT NO. _____

[  ]  POST-EFFECTIVE AMENDMENT NO. _____

AND

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[  ]  AMENDMENT NO. _____

SOUND POINT FLOATING RATE INCOME FUND
(Exact Name of Registrant as Specified in Charter)

1185 Avenue of the Americas, 36th Floor, New York, NY 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 895-2260

Stephen J. Ketchum, 1185 Avenue of the Americas, 36th Floor, New York, NY 10036
(Name and Address of Agent for Service)

Copies of Communications to:

Steven M. Giordano, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, MA 02110

Investment Company Act File No. 811-[_________]

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON [_________]

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[X]

SOUND POINT FLOATING RATE INCOME FUND

(Exact name of Registrant as specified in charter)

1185 Avenue of the Americas
36th Floor
New York, NY 10036

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (212) 895-2260

Stephen J. Ketchum
Chief Investment Officer
Sound Point Capital Management, L.P.
1185 Avenue of the Americas
36th Floor
New York, NY 10036

(Name and address of agent for service of process)

Copies to:

Steven M. Giordano, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, MA 02110

It is proposed that this filing become effective:  immediately upon filing.

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. The Registrant’s Shares are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.  Investments in the Registrant may only be made by investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, the Shares.

Risk Factors

The value of the Fund’s assets, as well as the market price of the Fund’s Shares, will fluctuate. The Fund’s investments may be risky, and you may lose all or part of your investment in the Fund. Investing in the Fund involves other risks.  See “Principal Risks” beginning on page 16 and the other information included in this Registration Statement for additional discussion of factors you should carefully consider before deciding to invest in the Fund’s Shares.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined that this Offering Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.

Offering Memorandum

SOUND POINT FLOATING RATE INCOME FUND

PARTS A AND B

ITEM NO.		LOCATION IN OFFERING MEMORANDUM
1.	Outside Front Cover Page	Outside Front Cover Page
2.	Cover Page; Other Offering Information	Inside Front and Outside Back Cover Page; Table of Contents
3.	Fee Table and Synopsis	Summary of Fund Expenses; Summary; Fees and Expenses
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Not Applicable
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Outside Front Cover Page; Summary; The Fund and the Offering; Investment Objective and Policies
9.	Management	Summary; Management; Management of the Fund (SAI)
10.	Capital Stock, Long-Term Debt, and Other Securities	Description of the Fund
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Table of Contents of SAI
14.	Cover Page of SAI	Cover Page (SAI)
15.	Table of Contents of SAI	Table of Contents (SAI)
16.	General Information and History	Summary; The Fund and the Offering; General (SAI)
17.	Investment Objective and Policies	Summary; Investment Objective and Policies; Principal Risks; Additional Information on Investments and Investment Techniques (SAI)
18.	Management	Summary; Management; Code of Ethics (SAI); Management of the Fund (SAI)
19.	Control Persons and Principal Holders of Securities	Management of the Fund (SAI); Investment Advisory and Other Services (SAI)
20.	Investment Advisory and Other Services	Summary; Management of the Fund; Management of the Fund (SAI); Investment Advisory and Other Services (SAI)
21.	Portfolio Managers	Management of the Fund; Portfolio Managers (SAI)
22.	Brokerage Allocation and Other Practices	Management - Brokerage and Execution; “Soft Dollar” Matters; Brokerage Allocation and Other Practices (SAI)
23.	Tax Status	United States Federal Income Taxes; Tax Status (SAI)
24.	Financial Statements	Not Applicable

SOUND POINT FLOATING RATE INCOME FUND

INITIAL PRICE OF SHARES $10.00 PER SHARE

Sound Point Floating Rate Income Fund (the “Fund”) is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% and 25% of its outstanding Shares (as defined below) at their net asset value as of or prior to the end of each fiscal quarter (as described below and later in this Offering Memorandum under “Repurchase Offers”).

The Fund’s investment objective is to provide consistently strong risk-adjusted returns.  The Fund intends to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread (“Floating Rate Loans”) and other investments, including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.

This Offering Memorandum (the “Offering Memorandum”) relates to this offering of common shares (the “Shares”) in the Fund.  The Fund intends to offer the Shares in a continuous offering.  The offering price for the Shares will be equal to the net asset value (“NAV”) per Share.  The Fund is not a complete investment program.

You should read this Offering Memorandum carefully before deciding to invest in Shares.  In making an investment decision, an investor must rely on his, her or its own examination of the terms of the offering, including the merits and risks involved, as described in this Offering Memorandum.

An investment in the Fund involves special risks.  The Shares will neither be listed on any securities exchange nor traded in a secondary market.  The Shares are also subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Agreement and Declaration of Trust (“Declaration of Trust”).  The Shares are not redeemable at the option of its holders (“Shareholders”) nor will they be exchangeable for interests of any other fund, as the Fund is a closed-end investment company.  As a result, Shareholders generally will not be able to sell or otherwise liquidate his or her Shares.  Accordingly, the Shares are appropriate only for those investors that can tolerate a significant degree of risk.

The Fund is designed primarily for long-term investors and not as a trading vehicle.  The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to Shareholders.  As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase between 5% and 25% of its outstanding shares at their NAV at regular intervals.  The repurchase offer amount for any particular fiscal quarter is entirely within the discretion of the Fund’s Board of Trustees. The Fund intends to conduct its quarterly repurchase offer for the fiscal quarters ending February 28th, May 31st, August 31st and November 30th. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, you should consider the Shares to be illiquid.  Also, the Fund is not required, and does not intend, to hold annual meetings of Shareholders.

The Shares are not registered under the 1933 Act and are being offered in accordance with an exemption from registration afforded by Section 4(2) of the 1933 Act and Regulation D promulgated thereunder.  Accordingly, the Shares will be available only to investors who are, within the meaning of such regulation, “accredited investors”.  No investor will be permitted to purchase Shares unless a completed and executed subscription agreement is submitted to, and approved by, the Fund.  (See “Qualified Investors” in this Offering Memorandum).  Additionally, investors that purchase Shares of the Fund will be bound by the terms and conditions of the Declaration of Trust, including limits on transferability of the Shares.  A copy of the Declaration of Trust is attached as Appendix A to this Offering Memorandum.

This Offering Memorandum provides information that an investor should know about the Fund before investing.  You are advised to read this Offering Memorandum carefully and in its entirety, and to retain it for future reference.  Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated November 15, 2012, has been filed with the Securities and Exchange Commission (the “SEC”).  Copies of the Fund’s annual report to Shareholders and semi-annual report to Shareholders will be distributed to Shareholders.  Prospective investors may request a copy of the SAI without charge by writing to Sound Point Capital Management, L.P. (the “Advisor”) at 1185 Avenue of the Americas, 36th Floor, New York, NY 10036; or by calling the Advisor at (212) 895-2272.  The SAI is incorporated by reference into this Offering Memorandum in its entirety; the table of contents of the SAI appears at the end of this Offering Memorandum.  You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov).  The Fund does not make its Offering Memorandum, SAI, annual report or semi-annual report available over the internet because it is a private offering not available to the general public.

Neither the SEC nor any state securities commission has determined whether this Offering Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy the Shares to which this Offering Memorandum relates.  Any representation to the contrary is a criminal offense.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Price to Public	Sales Load	Proceeds to Fund or Other Persons1
Total Minimum: $10,000,000	$0	$10,000,000
Total Maximum: $1,000,000,000	$0	$1,000,000,000

Prospective investors should not construe the contents of this Offering Memorandum as legal, tax or financial advice.  Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

This Offering Memorandum will not constitute an offer to sell or the solicitation of an offer to buy, and no sales of Shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.  No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Offering Memorandum.  This Offering Memorandum is qualified in its entirety by reference to the Declaration of Trust dated October 24, 2012, as amended from time to time.

The date of this Offering Memorandum is November 15, 2012

  1 The estimated expenses of registration, issuance and distribution, including legal and accounting fees. total $125,000.

Offering Memorandum

SUMMARY OF FUND EXPENSES	1
SUMMARY	2
FINANCIAL HIGHLIGHTS	11
THE FUND AND THE OFFERING	11
USE OF PROCEEDS	12
MANAGEMENT OF THE FUND	12
INVESTMENT OBJECTIVE AND POLICIES	13
PRINCIPAL RISKS	16
MANAGEMENT	24
FEES AND EXPENSES	25
CONFLICTS OF INTEREST	27
REPURCHASE OFFERS	28
TRANSFERS OF SHARES	30
DIVIDENDS AND DISTRIBUTIONS	30
NET ASSET VALUATION	31
DESCRIPTION OF THE FUND	31
UNITED STATES FEDERAL INCOME TAXES	32
QUALIFIED INVESTORS	33
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	34

SUMMARY OF FUND EXPENSES

The following fee table and example summarize the aggregate expenses of the Fund and are intended to assist prospective investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.  Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this Offering Memorandum contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay, investors will indirectly bear such fees or expenses as investors in us.  Each figure below relates to a percentage of the Fund’s average net asset value at month-end over the course of a year.

Shareholder Transaction Expenses

Sales Load (as a percentage of the offering price)	0%

Dividend Reinvestment and Cash Purchase Plan Fees	0%

Offering Expenses	$125,000

Estimated Annual Expenses (as a percentage of net assets attributable to Shares)

Management Fee (1)	1.25%

Other Expenses (2)	0.35%

Interest and Fees on Borrowings (3)	0%

Total Estimated Annual Expenses	1.60%

____________________

(1)	See “Management” and “Fees and Expenses” for additional information.

(2)
“Other Expenses” are based on estimated amounts for the current fiscal year.  The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses may vary. Pursuant to the Expense Limitation Agreement with respect to the Fund, until at least December 31, 2013, the Advisor has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the “Other Expenses” of the Fund (excluding interest expense, brokerage commissions, transfer agency fees and expenses, offering costs, litigation, indemnification, shareholder meeting costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of average daily net assets per year (the “Expense Cap”).  Expenses borne by the Advisor due to the Expense Cap are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

(3)
The Fund will not incur debt, use leverage or issue preferred shares or securities during the first 12 months following the Fund’s initial offering. The use of leverage is a speculative technique that involves special risks associated with the leveraging of the Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown.  See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses.  Based on the Total Estimated Annual Expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return.

1 Year	3 Year	5 Year	10 Year
$16	$50	$86	$187

This example and the expenses in the table above should not be considered a representation of our future expenses.  Actual expenses may be greater or less than those assumed. The table above is provided to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.  The example assumes that all distributions are reinvested at net asset value.  See “Dividends and Distributions” for more information.

SUMMARY

The following is a summary of the information included in this Offering Memorandum.  The summary does not contain all of the information that a prospective investor should consider before investing in the Fund and is qualified in its entirety by information included in the full Offering Memorandum.  Before investing, a prospective investor in the Fund should carefully read the more detailed information, including the merits and risks, appearing elsewhere in this Offering Memorandum and the Fund’s SAI and the terms and conditions of the Operating Agreement, each of which should be retained by any prospective investor.

THE FUND
Sound Point Floating Rate Income Fund (the “Fund”) is a newly formed Delaware statutory trust that is registered under the 1940 Act as a closed-end, non-diversified, management investment company that operates as an “interval fund” (as defined below under “Periodic Repurchase Offers”).  The Fund is an appropriate investment only for those investors who can tolerate a significant degree of risk.

No representation is made in this Offering Memorandum as to the suitability of purchasing any Shares for any prospective investor.  Any prospective investor considering an investment in the Shares should seek independent advice as to whether such investment is appropriate and suitable for such investor in view of the financial, liquidity, regulatory, tax, accounting or other considerations relevant to such investor.  The Fund is not intended to be a complete investment program.

THE OFFERING
The Fund intends to offer the Shares in a continuous offering.  The offering price for the Shares will be equal to the NAV per Share, subject to the receipt of cleared funds two (2) business days prior to the acceptance date set by the Fund.

The minimum initial investment is $25,000, subject to certain exceptions, with a $25,000 minimum amount required for subsequent investments.  The Fund reserves the right to reject a purchase order for any reason.  Brokers selling Shares may establish higher minimum investment requirements than the Fund, and may independently charge transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales charge.  (See also, “Net Asset Valuation” and “Qualified Investors.”)

USE OF PROCEEDS
The Fund will invest its capital and net proceeds from the subscriptions of Shares in accordance with the Fund’s investment objective and strategies described elsewhere in this Offering Memorandum. It is presently anticipated that the Fund will be able to fully invest net proceeds according to its investment objective and policies within approximately two weeks after receipt of such proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of securities consistent with the Fund’s investment objective and strategies. Pending such investment, it is anticipated that the proceeds will be invested in short or long term municipal securities or securities issued by the U.S. Government or its instrumentalities or in high quality, short term, money market instruments.

PERIODIC REPURCHASE OFFERS
The Fund is an “interval fund,” a type of fund which, in order to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act.  In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21, but no more than 42, calendar days before the repurchase request deadline (i.e., the date by which Shareholders must submit their repurchase request in response to a repurchase offer) (the “Repurchase Request Deadline”), which will generally be on or about the 17th day of the month in which the repurchase occurs.  The date on which the repurchase price for Shares is determined will be generally the last day of the month, but shall occur no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”).  The Fund will distribute payment to Shareholders no later than seven (7) days after the Repurchase Pricing Date.

Other than the Fund’s quarterly repurchase offers, no market for the Fund’s  Shares is expected to exist.  The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Principal Risks of the Fund—Liquidity of Shares; Limitations on Transfer.”

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to distribute its net investment income to Shareholders on a semi-annual basis.  Distributions will be made to each Shareholder pro rata based on the number of Shares held by such Shareholder and will be net of Fund expenses.  The Fund has adopted an Automatic Dividend Reinvestment Plan (the “Plan”).  Unless a Shareholder otherwise elects in writing, all dividends and distributions on such Shares will be automatically reinvested in additional Shares of the Fund.  Election not to participate in the Plan and to receive all distributions, including dividends and capital gain distributions, in cash may be made by indicating that choice on the applicable subscription document or by contacting the Fund’s administrator.

Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check or ACH transfer to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee).  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Fund’s administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.  On the payment date for any declared distribution (including dividends and capital gain distributions), Shareholders participating in the Plan will be issued additional Shares at NAV determined for the Shares as of the applicable date.

For U.S. federal income tax purposes, all dividends generally are taxable whether a Shareholder takes them in cash or reinvests them in additional Shares of the Fund through participation in the Plan.

TRANSFERS
Generally, Shares may be transferred only (i) due to the death, divorce, bankruptcy, insolvency, or dissolution of a Shareholder or (ii) under limited circumstances, with the written consent of the Board, which consent may be withheld for any reason or no reason, pursuant to written procedures.  The Board will consider consenting to:  (a) a transfer where the tax basis of the Shares in the hands of the transferee is determined by reference to its tax basis in the hands of the transferring Shareholder (e.g., certain gifts and contributions to family entities), or (b) a transfer to a Shareholder’s immediate family member (sibling, spouse, parent, and child) or (c) transfers of a type and involving circumstances which the Board has determined to not endanger the Fund’s exemptions from the 1933 Act, or registration under the 1940 Act or violate other applicable laws.

INVESTMENT OBJECTIVE AND POLICIES
The Fund’s investment objective is to provide consistently strong risk-adjusted returns.  The Fund intends to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread (“Floating Rate Loans”) and other investments including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.

The Advisor seeks to manage a portfolio of securities that is diversified in certain respects, including security or loan type, borrower credit and business. However, the Fund may be more heavily weighted, from time to time, in one or more such categories as economic, political, market and other conditions warrant, as determined by the Advisor.  Accordingly, the investment portfolio of the Fund may not be considered diversified.

The Advisor will generally use a fundamental, research intensive approach to seek to identify investments for the Fund with a positive risk/reward scenario.  The Fund’s investment strategy includes using leverage, from time to time, in pursuit of additional return.  However, the Fund will not incur debt, use leverage or issue preferred units or securities during the first 12 months following the Fund’s initial offering. The use of leverage is a speculative technique that involves special risks associated with the use of leverage. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

The Fund may invest in other types of securities, such as privately offered and other restricted securities, and may use derivatives, such as options and swaps, for a variety of purposes, including to generate profit and/or seek to mitigate risk.

There can be no assurance that the Fund’s investment objective will be achieved, and certain investment practices (e.g., the use of leverage) may, in some circumstances, increase any adverse impact to which the Fund’s investment portfolio may be subject.  See “Investment Objective and Policies” and “Principal Risks.”

MANAGEMENT OF THE FUND; FEES PAYABLE TO THE ADVISOR;
The Fund’s Board of Trustees (the “Board”) is responsible for the Fund’s management, including supervision of the duties performed by Sound Point Capital Management, L.P., a Delaware limited partnership that serves as investment adviser (the “Advisor”) to the Fund.  The names and business addresses of members of the Board (“Board Members”) and the Fund’s officers and their principal occupations and other affiliations during the past five years appears in the SAI.

The Advisor is registered as an investment adviser with the SEC.  The Advisor is responsible for providing investment advisory, management and certain administrative services to the Fund and conducts relations with the service providers to the Fund.  The Advisor will bear expenses incurred in the operation of its business (such as rent for office space, telephone lines, employees’ salaries and computer facilities).  (See “Management” in this Offering Memorandum and “Management of the Fund” and “Investment Advisory and Other Services” in the SAI.)

The Advisor provided the initial capital of $1,000 for the Fund and, as a result holds 100 Shares of the Fund.

The Fund will pay the Advisor an investment management fee at an annual aggregate rate equal to 1.25% (the “Management Fee”).  The Management Fee is calculated based on the Fund’s month-end NAV, including assets attributable to the Advisor (or its affiliates) and before giving effect to any repurchases of Shares by the Fund.  The Management Fee will be paid monthly in advance.

Pursuant to the Expense Limitation Agreement with respect to the Fund, until at least December 31, 2013, the Advisor has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, transfer agency fees and expenses, offering costs, litigation, indemnification, shareholder meeting costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of average daily net assets per year (the “Expense Cap”).  Expenses borne by the Advisor due to the Expense Cap are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

EXPENSES
The expenses of the Fund include, but are not limited to, all costs and expenses related to its investments and its operations, including, without limitation, brokerage and other transaction costs, clearing and settlement charges, trade break fees, custody fees, consulting expenses, research expenses (including related travel expenses), legal fees and other expenses in connection with conducting due diligence and negotiating the terms of certain investments, custodial fees, initial and variation margin, interest and commitment fees on debit balances or borrowings, stock borrowing fees and proxy solicitation expenses, legal expenses, audit and tax preparation expenses, accounting fees, fees and expenses of an administrator,

Shareholder record keeping and Shareholder account services, internal accounting fees, fees and expenses for risk management services, insurance expenses including costs of any liability insurance obtained on behalf of the Fund, indemnification expenses, the Management Fee, regulatory costs and expenses (including filing and license fees), any issue or transfer taxes chargeable in connection with any securities transactions, any entity level taxes and fees, costs of reporting and providing information to Shareholders, of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), distribution fees, notices, other communications to Shareholders, and proxy material fees and expenses in connection with repurchase offers and any repurchases of Shares, expenses of Shareholders’ meetings; expenses of corporate data processing and related services, and costs of litigation or investigation involving Fund activities, and any extraordinary expenses.  Such expenses are generally shared by all of the Shareholders.  However, the Fund will not incur debt, use leverage or issue preferred Shares or securities during the first 12 months following the Fund’s initial offering.

OTHER ARRANGEMENTS
The Advisor and/or its affiliates may make payments to broker dealers, registered investment advisers or other financial intermediaries in connection with the sale and distribution of Shares or for servicing Shareholders, including intermediaries which may recommend or make available for purchase to their own respective clients or customers shares of the Fund.  The presence of these payments may create an incentive for a particular intermediary to highlight, feature or recommend the Fund, at least in part, based on the level of compensation paid.  Any such payment will be made by the Advisor and/or its affiliates out of their profits and other available sources.  These arrangements are separately negotiated.  The amount of these payments may be substantial and may be substantial to any given recipient.  These payments are not an expense of the Fund, are not reflected in the fee table in this Offering Memorandum, and do not change the price paid by Shareholders for the purchase of Shares or the amount received by Shareholders as proceeds from the redemption of Shares.

USE OF LEVERAGE
The Fund may use leverage, subject to the limitations of the 1940 Act (or any more restrictive terms imposed by lenders).  The Fund, however, will not incur debt, use leverage or issue preferred securities during the first 12 months following the Fund’s initial offering.

The Fund may borrow money or issue preferred units or debt securities for any purpose deemed appropriate by the Advisor and approved by the Board; such purposes may include, but are not limited to, making distributions, meeting repurchase requests pursuant to repurchase offers, and for operational or portfolio management purposes.  The rights of lenders, if any, to receive payments of interest or repayments of principal will be senior to those of the Shareholders, and the terms of any use of leverage/borrowings may contain provisions that limit certain activities of the Fund.  (See “Principal Risks - Leverage Risk” in this Offering Memorandum.)

PRINCIPAL RISKS
Loss of money is a risk of investing in the Fund.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  The following summarizes the principal risks that apply to the Fund and may result in a loss of your investment.  The Fund should not be relied upon as a complete investment program.  There can be no assurance that the Fund will achieve its investment objective.

•
No Operating History.  The Fund is a newly formed, non-diversified, closed-end management investment company that has no operating history upon which a potential investor can evaluate its performance.  Special risks apply during the Fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

• • • ·
Liquidity of Shares; Limitations on Transfer.  The Fund is a closed-end investment company structured as an “interval fund” and designed primarily for long-term investors, and the Fund’s Shares are not intended to be used for trading purposes. The Fund does not currently intend to list its Shares for trading on any securities exchange.  There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.  Subject to the transfer restrictions, Shareholders may be able to sell Shares if they are able to find a Qualified Investor willing to purchase the Shares, and in conformity with any Board procedures regarding transfer.  The transferability of Shares will also be subject to certain restrictions contained in the Declaration of Trust and imposed under applicable securities laws.  The Fund is designed primarily for investors with long-term investment horizons.  You should not invest in the Fund if you need a liquid investment.

Investments that Become Illiquid.  Securities that were generally liquid and easy to value when purchased may, over time, become illiquid and/or difficult to value as a result of changing circumstances with respect to the issuer(s) of the securities or the markets generally.

Non-Diversification.  The Fund has registered as a “non-diversified” investment company.  This means it may invest a larger percentage of its assets in one issuer than a diversified fund.  If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers or a single issuer, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

• • • •
Valuation.  Valuations of the Fund’s securities and other investments, such as options, may involve uncertainties and judgmental determinations, and if such valuations should prove to be incorrect, the NAV of the Fund could be adversely affected.  Certain of the Fund’s investments may not be listed on established exchanges, which may make a determination of the fair market value of such securities difficult to accurately determine.  Furthermore, even for listed securities, the Advisor may determine that the listed prices of the securities as determined in accordance with the Advisor’s valuation procedures do not reflect the actual value of the securities and the Advisor may make such appropriate and reasonable modifications thereto to reflect the value of the securities, including to reflect liquidity conditions or other factors affecting such value.  Third party pricing information may at times not be available regarding certain securities.  Valuation determinations made by the Advisor, which will be conclusive and binding, may affect the amount of the Management Fee.  Accordingly, valuation of some of these positions will necessarily be based on the Advisor’s estimates and models and may prove to be materially inaccurate.  If the credit instruments acquired by the Fund are not, in fact, paid in accordance with their tenor, the Fund could sustain material losses.

Quoted Value/Transaction Value Disparity.  It is not unusual for broker-dealers to provide “bid” and “ask” quotations for securities on a preliminary or “soft” basis.  Such preliminary quotations may or may not reflect the “bid” or “ask” prices at which such broker-dealer would be willing to effect actual transactions in such securities.  The Fund’s portfolio may include substantial positions for which there is only a single broker-dealer quoting prices, which may be preliminary or “soft.”  In the absence of actual sale transactions, it is difficult for the Advisor to test the reliability of preliminary quotes even when multiple broker-dealers are providing “bid” and “ask” prices.  Furthermore, if it becomes necessary for the Fund to liquidate certain of such securities, the sales price may be dramatically less than expected — resulting in a revaluation of the portfolio (and the possibility of a total loss of the portfolio).

Applicable Law and Regulatory Developments.  The Fund is a closed-end management investment company registered under the 1940 Act.  The Fund must comply with various legal requirements, including requirements imposed by the federal securities laws and tax laws.  Should any of those laws change over the life of the Fund, the legal requirements to which the Fund may be subject could differ materially from current requirements.  It is impossible to predict if future regulatory developments might adversely affect the Fund.  Future regulations, if any, could have a material adverse impact on the Fund’s ability to conduct its business as described herein or even to continue doing business at all.

Limitation of Liability and Indemnification of the Advisor.  The Investment Advisory Agreement provides that the Advisor and its affiliates shall be indemnified and held harmless from and against any loss or expense suffered or sustained in connection with the Advisor’s duties under the Investment Advisory Agreement, so long as such loss or expense did not result from action or inaction adjudged to constitute gross negligence or willful misconduct.  Therefore, a Shareholder may have a more limited right of action against the Advisor than a Shareholder would have had absent these provisions.

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC (the “Administrator”) serves as administrator and accounting agent for the Fund including preparing, coordinating and/or supervising reports, filings, marketing materials and tax returns, among other services for the Fund.  The Administrator also monitors and oversees the activities of the service providers to the Fund (i.e., custodian, fund accountants, etc.); handles expense accruals; and performs such additional services as may be agreed upon by each company and the Administrator.  The Administrator also serves as transfer and dividend disbursing agent and maintains and preserves certain books and records of the Fund.  The Administrator has entered into an Administration Servicing Agreement with the Fund and is entitled to a fee for these services.  (See “Fees and Expenses” in this Offering Memorandum.)

CUSTODIAN FOR THE FUND
U.S. Bank, N.A. serves as custodian (sometimes referred to as the “Custodian”) for the Fund pursuant to a Custodian Agreement between the Custodian and the Fund.  The Fund will pay the Custodian an annual fee equal to 3 basis points of the Fund’s average daily market value, subject to an annual minimum fee of $10,000.

DISTRIBUTOR
The Fund has entered into a distribution agreement with Quasar Distributors, LLC (“Quasar”) pursuant to which Quasar acts as a distributor and agent of the Fund.  The fees payable to Quasar under the distribution agreement are paid by the Fund.

VOTING
Each Shareholder has the right to cast votes equal to the percentage of Shares held compared to the total number of Shares outstanding at a meeting of Shareholders called by the Board.  The Declaration of Trust provides for Shareholder voting as required by the 1940 Act.  Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund and may not act for or bind the Fund.

CONFLICTS OF INTEREST
The investment and other business activities of the Advisor, and its affiliates, officers, Board Members, partners and employees, with respect to their own accounts and the accounts they manage for others may give rise to conflicts of interest in relation to the Fund.  The Advisor has adopted written policies and procedures that address conflicts of interests in its business operations.  (See “Management of the Fund” in the SAI.)

FISCAL AND TAXABLE YEAR	The Fund’s fiscal and taxable year is the period ending on August 31st.

TAXES
The Fund intends to elect to be treated and to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  So long as the Fund so qualifies it generally will not be liable for federal income or excise taxes on the income that it distributes to shareholders in accordance with the timing requirements imposed by the Code.  The Fund’s distributions will generally be taxable to Shareholders as ordinary income or capital gains.  (See “United States Federal Income Taxes” in this Offering Memorandum.)

ERISA CONSIDERATIONS	Persons and entities subject to the Employee Retirement Income Security Act of 1974, as amended, may not purchase Shares in the Fund.
QUALIFIED INVESTORS	A “Qualified Investor” must be an Accredited Investor. (See “Qualified Investors” in this Offering Memorandum.)
INVESTOR SUITABILITY
An investment in the Fund involves a considerable amount of risk.  It is possible that you may lose some or all of your money.  Before making an investment decision, you should, among other things:  (i) consider the suitability of the investment with respect to your investment objectives and personal situation and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs.  The Fund is an illiquid investment.  Shareholders have no right to require the Fund to redeem their Shares.  You should invest in the Fund only money that you can afford to lose and you should not invest money to which you will need access in the short-term or on a frequent basis.  In addition, you should be aware of how the Fund’s investment strategies fit into your overall investment portfolio because an investment in Shares is not intended to be, by itself, a well-balanced investment for a particular investor.

No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Offering Memorandum.  As an investor, you must not rely on any unauthorized information or representations that anyone provides to you.  This Offering Memorandum is an offer to sell or a solicitation of an offer to buy the securities it describes only under the circumstances and in jurisdictions where and to persons which it is lawful to do so.  The information contained in this Offering Memorandum is current only as of the date hereof.

REPORTS
Audited financial statements of the Fund will be prepared and delivered to Shareholders as soon as practicable following the close of each fiscal year.  The Fund will also provide each Shareholder with unaudited semi-annual reports and monthly unaudited performance updates.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced investment operations, there are no financial highlights available at this time.

THE FUND AND THE OFFERING

This section of the Offering Memorandum expands on the summary information set forth in the preceding Summary.  Capitalized terms used in this section have the meanings given such terms in the Summary.

The Fund is a Delaware statutory trust formed on October 24, 2012 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company that operates as an interval fund under Rule 23c-3 of the 1940 Act.  The Board is responsible for overseeing the management and operations of the Fund. As a newly organized entity, the Fund has no operating history.  The Fund’s principal office is located at 1185 Avenue of the Americas, 36th Floor, New York, NY 10036, and its telephone number is (212) 895-2260.  The Shares will be offered at the NAV.  No Shareholder will have the right to require the Fund to redeem any Shares.  Shares will, upon issue, be fully-paid and non-assessable and Shareholders will have no preemptive or other rights to subscribe to any additional Shares or other securities.  Upon purchasing one or more Shares, an investor will be bound by the terms of the Declaration of Trust.  A copy of the Declaration of Trust appears as Appendix A to this Offering Memorandum.

The Fund’s investment objective is to provide consistently strong risk-adjusted returns. 2 The Fund intends to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread (“Floating Rate Loans”) and other investments including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.  (See “Investment Objective and Standards” herein for more information on the Fund’s investment objective and strategies).

This Offering Memorandum has been filed by the Fund pursuant to Section 8(b) of the 1940 Act.  Shares have not, however, been registered under the 1933 Act, as Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.  Investments in the Fund may be made only by persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act.  Neither the Fund, any member of the Board or the Advisor in its capacity as such has made any representation as to the suitability of purchasing any Shares for any prospective investor.  Any prospective investor considering an investment in the Shares should seek independent advice as to whether such investment is appropriate and suitable for such investor in view of the financial, liquidity, regulatory, tax, accounting or other considerations relevant to such investor.  The Fund is not intended to be a complete investment program.

  2 The Fund’s investment objective is not fundamental and may be changed without shareholder vote.

USE OF PROCEEDS

The Fund will invest its capital and net proceeds from the subscriptions of Shares in accordance with the Fund’s investment objective and strategies described elsewhere in this Offering Memorandum.  It is presently anticipated that the Fund will be able to fully invest net proceeds according to its investment objective and policies within approximately two weeks after receipt of such proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of securities consistent with the Fund’s investment objective and strategies. Pending such investment, it is anticipated that the proceeds will be invested in short or long term municipal securities or securities issued by the U.S. Government or its instrumentalities or in high quality, short term, money market instruments.

MANAGEMENT OF THE FUND

Board Members and Officers

The Board is responsible for the Fund’s management, including supervision of the duties performed by the Advisor. The names and business addresses of the Board members and the Fund’s officers and their principal occupations and other affiliations during the past five years appears in the SAI.

Investment Advisor

Sound Point Capital Management, L.P., a Delaware limited partnership, serves as investment advisor (the “Advisor”) to the Fund.  The Advisor has been registered as an investment adviser with the SEC since July 2011.  The address of the Advisor is 1185 Avenue of the Americas, 36th Floor, New York, NY  10036.  The Advisor is indirectly owned by Stephen Ketchum and Ellipse Holdings LLC, which is owned by certain principals of Stone Point Capital LLC.  Ellipse Holding, LLC generally has no control over investment decisions of the Advisor, but as a member of the board of managers for the Advisor, Ellipse Holdings LLC will have certain rights of approval over the actions of the Advisor.  As of November 2012, the Advisor had approximately $940 million under management.  The Advisor is responsible for day-to-day investment advisory and management services to the Fund, including oversight of the Fund’s service providers, all under the general oversight of the Fund’s Board.  Pursuant to its Investment Advisory  Agreement with the Advisor, the Fund will pay the Advisor an investment management fee at an annual aggregate rate of 1.25%.  A discussion of the factors that the Board considered in approving the Fund’s investment advisory agreement will be included in the Fund’s semi-annual report to Shareholders for the fiscal period ending February 28, 2013.

The following individuals will have primary responsibility for managing the Fund at inception.  The SAI provides additional information about such individuals’ compensation, other accounts managed by such individuals and their ownership of securities of the Fund.  For additional information regarding the Advisor and other service providers, see “Management” and “Fees and Expenses”.

PORTFOLIO MANAGER	RECENT PROFESSIONAL EXPERIENCE
Stephen J. Ketchum
Mr. Ketchum is the managing partner/senior portfolio manager/member of board of managers of the Advisor.  Mr. Ketchum is the founder and principal owner of the Advisor and the portfolio manager of the Sound Point Credit Opportunities Fund, the Sound Point Senior Floating Rate Fund, several separately managed accounts and Sound Point CLO I, Ltd., a Collateralized Loan Obligation vehicle.

Previously, Mr. Ketchum was Global Head of Media Investment and Corporate Banking for Banc of America Securities (“BofA”), where he was a member of the Global Investment Banking Leadership Team.  As Global Head of Media Banking, Mr. Ketchum was responsible, together with a risk partner, for a multi-billion dollar portfolio of corporate loans, which was used to support investment banking activities.  Prior to joining BofA, he was a Managing Director at UBS in the TMT Investment Banking Group.  From 1990 to 2000, he was employed in the Investment Banking Department of Donaldson, Lufkin & Jenrette, most recently as a Managing Director.  Mr. Ketchum is a Vice President of the Board of Trustees of the East Side House Settlement, located in Mott Haven, the Bronx, the poorest congressional district in the United States., and also sits on the Board of Directors for the New York Police & Fire Widows’ & Children’s Benefit Fund.  He earned his B.A. from New England College magna cum laude and an M.B.A. from the Harvard Business School.

Rick Richert, CFA
Mr. Richert is a co-portfolio manager of the Sound Point Senior Floating Rate Fund and Sound Point CLO I, Ltd.

Prior to joining the Advisor, Mr. Richert was a Principal in the CLO group at American Capital (“ACAS”) where for 4 years he served as a senior member of a team managing $725MM in corporate loan assets.  His primary role was managing the cash flow CLO and directly covered over 40 names in the Aerospace & Defense, Building Materials, Chemical, Electronics, Metals & Mining and Oil & Gas industries.  This fund ranked in the top 7th percentile of all similar funds for the 3 years ended December 2009.  Prior to ACAS, Mr. Richert was a Senior Credit Analyst at Sanno Point Capital Management, a credit-focused hedge fund, where he covered Home Builders, Metals & Mining, TMT, and Drug Store Retailers.  Previously, he was a Director in the Bank Loan Unit at MetLife, where he worked for 10 years.  At MetLife, Mr. Richert managed a $3+ billion portfolio of leveraged loans and directly covered over 40 names across many industries.  Mr. Richert earned his M.B.A. in Finance from the University of Michigan and his B.B.A. in Accounting from Southern College.  He is a Chartered Financial Analyst charterholder and is a Certified Public Accountant.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide consistently strong risk-adjusted returns.  The Fund intends to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread (“Floating Rate Loans”) and other investments including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.

Over the history of the corporate credit market, dislocations and inefficiencies, both large and small, have occurred with great frequency but in many different forms.  The Fund intends to achieve its objective by creating an investment platform broad enough in scope to maximize evolving corporate credit market environments, but narrow enough to remain within the Advisor’s expertise.  Investment assets will primarily include corporate bank debt, but other assets including, but not limited to, bonds, equities, and other private securities will likely be included depending on the investment environment.  The corporate credit market is a constantly evolving landscape, and the investment strategy is designed to evolve with the market.

The Advisor intends to use a fundamental, research intensive approach to identify investment opportunities.  This generally includes a thorough understanding of both the macroeconomic forces in the marketplace and the microeconomic factors that affect a particular investment.  On the macroeconomic level, understanding local and national economies will be vital to asset selection.  Understanding general market dynamics involving relative supply and demand equations will also be important in identifying potentially promising investment opportunities.  On the microeconomic level, detailed analysis at both the loan level and structure level will be critical to assessing security valuations, while loan level and portfolio level assessments will drive loan and equity valuations, respectively.

The portfolio structure resulting from this process will be driven primarily by the risk/reward characteristics of each asset as determined by the Advisor, within the limitations imposed by its risk management guidelines.  Assets will be bought or sold based both on their individual merits and the portfolio level concentrations and correlations.  The Advisor seeks to manage a portfolio of securities that is diversified in certain respects, including security or loan type, borrower credit and business. However, the Fund may be more heavily weighted, from time to time, in one or more such categories as economic, political, market and other conditions warrant, as determined by the Advisor.  Accordingly, the investment portfolio of the Fund may not be considered diversified.  In addition, the Fund may employ leverage, or in the absence of attractive investment opportunities, may hold cash.

The Fund may use derivatives, such as options and swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities and to increase the Fund’s return as a non-hedging strategy that may be considered speculative.  The Fund may invest without limit in derivative instruments.  The Fund includes investments in derivative instruments related to Floating Rate Loans, such as derivative instruments that effectively convert interest payments with respect to fixed rate securities into floating rate interest payments.  The Fund may invest without limit in illiquid securities.

The Fund is non-diversified under the 1940 Act.  This means that the 1940 Act does not limit the amount of assets that the Fund may invest in the securities of any one issuer.  However, in order to maintain its status as a regulated investment company under the Code, the Fund must, among other things, diversify its investments so that, at the close of each quarter of its taxable year: (i) not more than 25% of its total assets will be invested in the securities (excluding U.S. government securities or the securities of other regulated investment companies) of a single issuer and (ii) at least 50% of its total assets consist of cash, securities of other regulated investment companies, U.S. government securities and securities of issuers in which (A) not more than 5% of the Fund's assets are invested and (B) the securities held by the Fund do not constitute more than 10% of any the issuer's outstanding voting securities.  (For more information, see “Tax Status” in the SAI.)

Since the Fund may invest a large portion of its assets in the obligations of a limited number of issuers, the value of Shares may fluctuate more widely, and the Fund may present greater risk, than other investments. Also, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory event.

Other Investment Considerations

Although the Fund intends to invest primarily in dollar-denominated US loans and securities, the Fund retains the flexibility to invest in other types of instruments, including loans and securities of issuers located outside of the United States, which may include fixed income securities, unregistered or restricted securities, forward contracts, cash and cash equivalents, interest-rate and other swaps, futures, options and other derivatives.  Allocation of the portfolio among various types of securities is a function of the market place and the Advisor’s assessment of investment opportunities at any given time.

The Fund may invest in privately offered securities by issuers who are either public (trading on an exchange) or private.  Certain securities that may be acquired by the Fund are expected to be subject to legal restrictions on resale and, therefore, may be illiquid and subject to wide fluctuations in value.

The Fund may also invest in other types of securities and may use a variety of investment techniques to generate profit and/or control risk, including, but not limited to, participating in swaps and swaptions, buying or selling futures contracts, purchasing and writing options and other derivative contracts, purchasing or selling debt instruments, and trading on margin by borrowing funds and pledging securities as collateral.

As a normal part of its strategy and in an effort to maximize returns to Fund capital, the Fund may employ leverage.  The Advisor may employ leverage when it feels that the risk-adjusted returns of an investment exceed the cost of the leverage.  If the Advisor is unable to identify investment ideas that it believes will provide improved returns while still providing a safe foundation for the Fund’s capital, then the Fund will not employ leverage.  Under the 1940 Act, the Fund is generally not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness.  The Fund intends to leverage its assets through borrowings from banks and other financial institutions.  It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions in certain instances.

Although the Fund has no current intention to do so, the Fund also is permitted to use leverage through the issuance of preferred shares.  The Fund, however, will not incur debt, use leverage or issue preferred securities during the first 12 months following the Fund’s initial offering.

The Fund will hold cash balances it may accumulate for investment, reinvestment or distribution to the Partners in a variety of debt securities (primarily short-term), securities held under repurchase arrangements, in money market mutual funds, or in interest-bearing bank accounts.  The cash balances of the Fund will vary from time to time as the Advisor sees fit.  The Fund may also hold no cash balances from time to time.

The above objectives and methods are a summary of the Advisor’s current intentions and should not be viewed as either exhaustive or invariable.  The Fund is a long-term investment vehicle and investors in the Fund should not expect this Fund to meet their short-term financial needs or to provide a complete, diversified, and balanced investment program.  While specific securities and other instruments were listed above, this does not in any way limit the types of securities or other instruments in which the Fund may invest.  Nor does it limit the concentration of investments, the industries, sectors, and sub sectors in which the Fund may invest, or the amount of leverage the Fund may use.  The Advisor has broad discretion to use any trading or investment techniques, whether or not contemplated by the strategies described above, in order to attempt to achieve the return goals and the best interests of the Fund.  Due to the unpredictable nature of the investment environment, the Fund may not achieve its investment objectives and could in fact face significant losses from the strategies described above.

INVESTMENT PROCESS

The investment process begins with thorough macro-economic market research, assessing the current conditions of the credit markets and the factors driving valuations.  This market assessment is a continuous process intending to determine the optimal portfolio asset concentrations to maximize the current market environment.  Individual assets are then identified based both on their individual merits and overall portfolio contribution.  Current portfolio positions are constantly reassessed and measured against external market opportunities.  Hedging strategies are employed to reduce extraneous risks, and focus on relative and absolute value opportunities.

RISK MANAGEMENT

Risk management is an important element of the investment process for the Advisor.  The Advisor will use certain risk management guidelines and restrictions that it uses to structure and monitor the Fund’s portfolio in accordance with the restrictions described in this Offering Memorandum. These guidelines and restrictions may be modified from time to time by the Advisor based on market conditions.  The types of risks considered by the Advisor include:

•
Portfolio Construction Risks:  Within the portfolio construction process, the Advisor focuses on a number of potential risks, which may include market risk, common factor risk, portfolio specific risk, concentration risk, event risk and liquidity risk.  The Advisor intends to pay particular attention to trends involving these risks and as trends develop, the individual positions contributing to them are looked at to see if there is any unintended risk being developed that could be reduced at low cost.

•
Model Risks:   The Advisor intends to incorporate a variety of both credit and prepayment models as a component of the asset and portfolio evaluation process.  Models are very useful valuation tools, but models will not be relied on exclusively, rather in conjunction with other fundamental analysis methodologies.  The Advisor intends to use both internally and externally generated models, seeking multiple and potentially disparate points of view.  The accuracy of these models will be difficult to validate, although the Advisor intends to test and counterbalance the various models on a regular basis.

•
Business Risks:   The Advisor also focuses on the business risks that could disrupt activity and hurt the Fund’s returns, which may include operational risk, counterparty risk, business interruption risk and technology risks.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that their investment programs will be successful. In particular, the Advisor’s use of leverage and the Fund’s limited diversification, in certain circumstances, can result in or contribute to significant losses to the Fund. Potential investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Shareholders could lose some or all of their investment.

PRINCIPAL RISKS

Risk is inherent in all investing.  There is no assurance that the Fund will meet its investment objective.  An investment in the Fund’s Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this Offering Memorandum. At any point in time, an investment in the Fund’s Shares may be worth less than the original amount invested. If any of the risks discussed in this Offering Memorandum occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of the Fund’s Shares could decline significantly and you could lose all or a part of your investment.

Risks Relating to Business and Structure

No Operating History.  The Fund is a newly formed, non-diversified, closed-end management investment company and has no operating history upon which a potential investor can evaluate its performance.  Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.  The Fund is subject to all of the business risks and uncertainties associated with investing in a floating rate strategy, including the risk that the Advisor will not achieve the Fund’s investment objective.  The value of your investment could decline substantially or fall to zero.

Dependence on Advisor.  The success of the Fund depends on the expertise of the Advisor and its ability to make investments in securities.  There can be no assurance that the Advisor will be successful in doing so.  In addition, the Advisor is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisor will allocate a substantial portion of his or her time to the Fund.  The loss of one or more individuals involved with the Advisor could have a material adverse effect on the performance or the continued operation of the Fund.  If the Advisor is removed, resigns or otherwise no longer serves as the investment adviser of the Fund, investments in a large number of the Fund’s securities may be required to be liquidated, which may have an adverse impact on the Fund’s investment performance.

Liquidity of Shares; Limitations on Transfer.  The Fund does not intend to list its Shares for trading on any national securities exchange or arrange for their quotation on any over-the-counter market.  Because no secondary market currently exists for Shares and is not likely to develop, Shares are not readily marketable and the Fund has adopted a fundamental policy to offer each quarter to repurchase a portion of the Shares outstanding.  Under certain limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer for the repurchase of Shares from the Fund’s Shareholders.  (The Fund must meet certain regulatory requirements and must give notice to Shareholders in order to suspend or postpone a repurchase offer.)  In that event, Shareholders will likely be unable to sell their Shares until the suspension or postponement ends.  There is no assurance that a Shareholder tendering Shares for repurchase in connection with a repurchase offer made by the Fund will have those Shares repurchased in that repurchase offer. Shareholders may be able to sell Shares if they are able to find a Qualified Investor willing to purchase the Shares, and in conformity with any Board procedures regarding transfer. The transferability of Shares will also be subject to certain restrictions contained in the Declaration of Trust and imposed under applicable securities laws.  The Fund is designed primarily for investors with long-term investment horizons.  Except as noted above, Shareholders will not be able to liquidate their investment in the Fund. Therefore, you should not invest in the Fund if you need a liquid investment.

Investments that Become Illiquid.  The Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments.  Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there are no willing buyers and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.  If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Focused Investing.  To the extent the Fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets.

Non-Diversification.  The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Leverage Risk.  Leverage risk is the risk associated with the use of the Fund’s borrowings, outstanding preferred Shares or debt securities, if issued in the future.  There can be no assurance that the Fund’s leveraging strategy will be successful.  Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the extent of the changes in the value of the Fund.  Because acquiring and maintaining securities or other investments on margin or by the use of other leverage allows the Fund to acquire securities or other investments worth more than its original capital investment in those investments, the amount that the Fund stands to lose in the event of adverse price movements will be increased in relation to the amount of its capital investment.  In the event of a sudden, precipitous drop in value of the Fund’s net assets, the Advisor might not be able to liquidate assets quickly enough to pay off the Fund’s borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred Shares, if any, or prepaying borrowings with the proceeds from the Fund’s investments, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to Shareholders over time.  The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, increasing the expenses of the Fund and reducing any net investment income.  The rights of lenders, if any, to receive payments of interest or repayments of principal will be senior to those of the Shareholders, and the terms of any use of leverage/borrowings may contain provisions that limit certain activities of the Fund.

Cash Management.  The Fund may invest a portion of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Advisor deems appropriate under the circumstances, including when the Advisor believes the Fund needs to retain cash.  Money market instruments or short-term debt securities held by the Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of the Fund’s assets are used for cash management purposes, it will be more difficult for the Fund to achieve its objective.  In addition, the Fund may be unable to liquidate its investments for purposes of cash management.

Investment and Market Risk.  An investment in the Fund is subject to risk, including the possible loss of the entire principal amount that you invest.  Your Shares at any point in time may be worth less than your original investment.  The recent financial crisis has caused a significant decline in the value and liquidity of many securities.  In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, but such support may eventually be withdrawn.

Tax Risks.  The Fund intends to elect to be treated and to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code commencing with the Fund’s first taxable year by meeting the composition of income, asset diversification, and distribution requirements that apply to RICs.  If for any reason the Fund fails to qualify for treatment as a RIC, the Fund will have to pay corporate-level taxes on all of its income whether or not the Fund distributes it, which would substantially reduce the amount of income available for debt service and for distributions to the Shareholders. The Fund’s distributions to Shareholders would generally be taxed as ordinary income, and the Fund might need to dispose of certain assets or pay certain penalties in order to once again qualify as a RIC. The “United States Federal Income Taxes” section of the Offering Memorandum and the “Tax Status” section of the SAI describe in more detail the tax risks posed by an investment in the Fund.

Suitability for Purchase.  No representation is made in this Offering Memorandum as to the suitability of purchasing any Shares for any prospective investor.  Any prospective investor considering an investment in the Shares should seek independent advice as to whether such investment is appropriate and suitable for such investor in view of the financial, liquidity, regulatory, tax, accounting or other considerations relevant to such investor.  The Fund is not intended to be a complete investment program.

Applicable Law and Regulatory Developments.  The Fund is a closed-end management investment company registered under the 1940 Act.  The Fund must comply with various legal requirements, including requirements imposed by the federal securities laws and tax laws.  Should any of those laws change over the life of the Fund, the legal requirements to which the Fund may be subject could differ materially from current requirements.  It is impossible to predict if future regulatory developments might adversely affect the Fund.  Future regulations, if any, could have a material adverse impact on the Fund’s ability to conduct its business as described herein or even to continue doing business at all.

Risks Relating to the Fund’s Investments

Investment and Trading Risks.  An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost.   No guarantee or representation is made that the Fund’s investment program will be successful.  The Advisor will be investing substantially all of the Fund’s assets in securities and credit instruments, some of which may be particularly sensitive to economic, market, industry and other variable conditions.  No assurance can be given as to when or whether adverse events might occur that could cause immediate and significant losses to the Fund.

Floating Rate Loans.  The Fund expects to invest in Floating Rate Loans and participations therein originated by banks and other financial institutions.  The Floating Rate Loans invested in by the Fund are primarily term loans, may pay interest at a fixed or floating rate and may be senior or subordinated.  Purchasers of Floating Rate Loans are predominantly commercial banks, investment funds and investment banks and there can be no assurance that current levels of supply and demand in Bank Loan trading will provide an adequate degree of liquidity.  The Fund acquires interests in Floating Rate Loans either directly (by way of sale or assignment) or indirectly (by way of participation or other derivative contract). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution.  Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower.  In purchasing participations and other derivatives, the Advisor on behalf of the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation or other derivative contract.

As a result of the additional debt incurred by the borrower in the course of the Bank Loan, the borrower’s creditworthiness is often judged by the ratings agencies to be below investment grade.  The bank loans to be acquired by the Fund are likely to be below investment-grade and may not be rated.

Loan Participations.  The Fund may invest in loan participations.  Investment in loan participations involves certain risks in addition to those associated with Floating Rate Loans.  A loan participant has no contractual relationship with the borrower of the underlying loan.  As a result, the participant is generally dependent upon the lender to enforce its rights and obligations under the loan agreement in the event of a default and may not have the right to object to amendments or modifications of the terms of such loan agreement.  A participant in a syndicated loan generally does not have the voting rights, which are retained by the lender.  In addition, a loan participant is subject to the credit risk of the lender as well as the borrower, since a loan participant is dependent upon the lender to pay its percentage of payments of principal and interest received on the underlying loan.  The Fund will acquire participations only if the seller of the participation is determined by the Advisor to be creditworthy.

Investments in High Yield Securities.  The Fund expects to invest in high-yield securities.  Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds.  In addition, the Fund may invest in debt instruments of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.  High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments.  The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities.  Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing.  It is possible that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.  Although an investment in such securities may result in significant returns to the Fund, such investments involve a substantial degree of risk and could result in substantial losses to the Fund.

The terms and conditions associated with debt instruments, particularly high yield securities, are often complex and require a sophisticated level of evaluation of financial, operational and legal matters.  There is no assurance that the Advisor will correctly evaluate the value of a company’s assets, the terms of its debt instruments or the prospects for a successful reorganization or similar action.  Investments in these securities require active monitoring and may, at times, require participation in business strategy or reorganization proceedings by the Advisor.  The involvement by the Advisor in an issuer’s reorganization proceedings could result in the imposition of restrictions limiting the Fund’s ability to liquidate its respective position in the issuer.

General Market and Credit Risks of Debt Obligations.  Debt portfolios are subject to credit risk and interest rate risk.  “Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument.  Financial strength and solvency of an issuer are the primary factors influencing credit risk.  In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk.  Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.  “Interest rate risk” refers to the risks associated with market changes in interest rates.  Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable).  In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price.  Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).  Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

Reliance on Corporate Management and Financial Reporting.  The Fund may trade various corporate debt instruments and collateralized debt securities.  The Advisor may select investments for the Fund in part on the basis of information and data filed by issuers of securities with various government regulators or made directly available to the Advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers.  Although the Advisor will evaluate all such information and data and seek independent corroboration when it considers it appropriate and reasonably available, the Advisor will not be in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information will not be readily available.  The Advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general.  Recent events have demonstrated the material losses which investors, such as the Fund, can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Investments in Bankrupt or Restructured Companies.  Certain of the issuers of securities may be involved in bankruptcy or other reorganization proceedings.  Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk.  Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors.  Accordingly, a bankruptcy court may approve actions that are contrary to the interests of the Fund.

Generally, the duration of a bankruptcy case can only be roughly estimated.  The process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately.  In some cases, the company may not be able to reorganize and may be required to liquidate assets.  Although the Advisor intends to invest primarily in debt, the debt of companies in financial reorganization will in most cases not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental values.  Such investments can result in a total loss of principal.

Investment in the debt of financially distressed companies domiciled outside the U.S. involves additional risks.  Bankruptcy law and process may differ substantially from that in the U.S., resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.  In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

The Advisor may cause the Fund to purchase creditor claims subsequent to the commencement of a bankruptcy case.  Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser.

Investments in Fixed-Income Securities.  The Fund may invest a portion of its capital in bonds or other fixed income securities, including, without limitation, bonds, notes and debentures issued by corporations, debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, commercial paper, and “higher yielding” (and, therefore, higher risk) debt securities of the former categories.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).  A major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.  In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Credit Analysis and Credit Risk.  The strategies utilized by the Advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

“Widening” Risk.  The prices of the securities in which the Fund invests may decline substantially. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to hedge against, such “spread widening” risk.

Hedging.  The Fund may utilize certain financial instruments and investment techniques for risk management or hedging purposes.  There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Advisor’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.  Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategies may also be subject to the Advisor’s ability to correctly readjust and execute hedges in an efficient and timely manner.  There is also a risk that such correlation will change over time rendering the hedge ineffective.  It may be more difficult to hedge a position in a smaller cap issuer than a larger-cap issuer.  The Fund’s portfolio is not expected to be completely hedged at all times and at various times the Advisor may elect to be more fully hedged and at other times hedged only to a limited extent, if at all.  Accordingly, the Fund’s assets may not be adequately protected from market volatility and other conditions.

Counterparty Risk.  Some of the markets in which the Fund may effect transactions are “over-the-counter” or “interdealer” markets.  The participants in such markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject.  This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.  Counterparties in foreign markets face increased risks, including the risk of being taken over by the government or becoming bankrupt in countries with limited if any rights for creditors.  The Fund is not restricted from concentrating any or all of its transactions with one counterparty.  The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.  Counterparty risks also include the failure of executing brokers to honor, execute, or settle trades.

Lender Liability; Equitable Subordination.  In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders.

Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”).  The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the issuer should be equitably subordinated.

Small and Mid-Cap Risks.  A portion of the Fund’s assets could potentially be invested in securities of small-cap and mid-cap issuers.  While, in the Advisor’s opinion, the securities of small and mid-cap issuers may offer the potential for greater capital appreciation than investments in securities of large-cap issuers, securities of small-cap and mid-cap issuers may also present greater risks.  For example, small and mid-cap issuers often have limited operating histories, product lines, markets, or financial resources.  They may be subject to high volatility in revenues, expenses and earnings.  Their securities may be thinly traded, may be followed by fewer investment research analysts and may be subject to wider price swings and, thus, may create a greater chance of loss than investments in securities of larger-cap issuers.  The market prices of securities of small and mid-cap issuers generally are more sensitive to changes in earnings expectations, to corporate developments and to market rumors than are the market prices of large-cap issuers.  Transaction costs in securities of small and mid-cap issuers may be higher than in those of large-cap issuers.

Economic and Regulatory Climate.  The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations).  These factors may affect, among other things, the level and volatility of securities’ prices, the liquidity of the Fund’s investments and the availability of certain securities and investments.  Volatility or illiquidity could impair the Fund’s profitability or result in losses.  The Fund may maintain substantial trading positions that can be materially adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

Recently, global markets experienced unprecedented volatility and illiquidity.  The effects thereof are continuing and there can be no assurance that the Fund will not be materially adversely affected.  These conditions have led to extensive governmental interventions.  Such interventions have in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition — as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action — these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty.  It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Advisor’s strategies.

Transaction Execution and Costs.  As the Advisor expects to actively manage the Fund’s portfolio, purchases and sales of investments may be frequent and may result in higher transaction costs to the Fund.  In addition, in many cases relatively narrow spreads may exist between the prices at which the Fund will purchase and sell particular positions.  The successful application of the Fund’s investment strategy will therefore depend, in part, upon the quality of execution of transactions, such as the ability of broker-dealers to execute orders on a timely and efficient basis.  Although the Fund will seek to utilize brokerage firms that will afford superior execution capability to the Fund, there is no assurance that all of the Fund’s transactions will be executed with optimal quality.  Furthermore, due to the degree of trading, total commission charges and other transaction costs may be expected to be high.  The level of commission charges, as an expense of the Fund, may therefore be expected to be a factor in determining future profitability of the Fund.

Inflation Risk.  Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power.  For example, if the Fund purchases a 5-year bond in which it can realize a coupon rate of five percent (5%), but the rate of inflation is six percent (6%), then the purchasing power of the cash flow has declined.  For all but inflation-linked bonds, adjustable bonds or floating rate bonds, the Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security.  To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

Broker Risk.  The Fund’s assets may be held in one or more accounts maintained for the Fund by its prime brokers or at other brokers or custodian banks, which may be located in various jurisdictions.  The prime brokers, other brokers (including those acting as sub-custodians) and custodian banks are subject to various laws and regulations in the relevant jurisdictions that are designed to protect their customers in the event of their insolvency.  Accordingly, the practical effect of the laws protecting customers in the event of insolvency and their application to the Fund’s assets may be subject to substantial variations, limitations and uncertainties.  For instance, in certain jurisdictions brokers could have title to the Fund’s assets or not segregate customer assets.  Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a prime broker, another broker or a clearing corporation, it is impossible further to generalize about the effect of the insolvency of any of them on the Fund and its assets.  Investors should assume that the insolvency of any of the prime brokers, local brokers, custodian banks or clearing corporations may result in the loss of all or a substantial portion of the Fund’s assets or in a significant delay in the Fund having access to those assets.

MANAGEMENT

Board of Trustees.  The Fund has a Board of Trustees that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations, subject to the 1940 Act responsibilities of board of directors.  At least a majority of the Board is composed of persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Board Members”).  See “Management of the Fund” in the Fund’s SAI for identities of the Board Members and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Board and Board membership.  Any vacancy on the Board may be filled by the remaining Board Members, except to the extent the 1940 Act requires the election of the Board Members by the Shareholders.

The Advisor.  Under the supervision of the Board and pursuant to an investment advisory agreement, Sound Point Capital Management, L.P. (the “Advisor”), a registered investment adviser with headquarters at 1185 Avenue of America, 36th Floor, New York, New York 10036, provides investment supervisory services to the Fund.  The Advisor is indirectly owned by Stephen Ketchum and Ellipse Holdings LLC, which is owned by certain principals of Stone Point Capital LLC.  Ellipse Holding, LLC generally has no control over investment decisions of the Advisor, but as a member of the board of managers for the Advisor, Ellipse Holdings LLC will have certain rights of approval over the actions of the Advisor.

Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Advisor provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund and all service providers to the Fund.  The investment advisory agreement may be terminated by the Board, by a majority vote of the Shareholders, or by the Advisor.

FEES AND EXPENSES

Management Fee.  Pursuant to its Investment Advisory Agreement with the Advisor, the Fund will pay the Advisor an investment management fee at an annual aggregate rate equal to 1.25% (before giving effect to any repurchases of Shares by the Fund (the “Management Fee”).  The Management Fee is calculated based on the Fund’s month-end NAV, including assets attributable to the Advisor (or its affiliates) and before giving effect to any repurchases of Shares by the Fund.  The Management Fee will be paid monthly in advance and will be an expense out of the Fund’s assets.  Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Shares on the date of calculation.

Other Expenses.  The expenses of the Fund include, but are not limited to, all costs and expenses related to its investments and its operations, including, without limitation, brokerage and other transaction costs, clearing and settlement charges, trade break fees, custody fees, consulting expenses, research expenses (including related travel expenses), legal fees and other expenses in connection with conducting due diligence and negotiating the terms of certain investments, custodial fees, initial and variation margin, interest and commitment fees on debit balances or borrowings, stock borrowing fees and proxy solicitation expenses, legal expenses, audit and tax preparation expenses, accounting fees, fees and expenses of an administrator, Shareholder record keeping and Shareholder account services, internal accounting fees, fees and expenses for risk management services, insurance expenses including costs of any liability insurance obtained on behalf of the Fund, indemnification expenses, the Management Fee, regulatory costs and expenses (including filing and license fees), any issue or transfer taxes chargeable in connection with any securities transactions, any entity level taxes and fees, costs of reporting and providing information to Shareholders, of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), distribution fees, notices, other communications to Shareholders, and proxy material fees and expenses in connection with repurchase offers and any repurchases of Shares, expenses of Shareholders’ meetings; expenses of corporate data processing and related services, and costs of litigation or investigation involving Fund activities, and any extraordinary expenses.  Such expenses are generally shared by all of the Shareholders.  However, the Fund will not incur debt, use leverage or issue preferred Shares or securities during the first 12 months following the Fund’s initial offering.

Administrative and Transfer Agency Fees.  U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund.  The Administrator also serves as the Fund’s transfer and distribution disbursing agent, pursuant to the Administration Servicing Agreement and has agreed to provide the following services, among others:  maintain the register of Shareholders and enter on such register all issues, transfers, and repurchases of Shares for active and closed accounts according to the 1940 Act; assist the Fund’s accountants in the preparation of, and mail, tax forms; handle telephone calls and correspondence of Shareholders; control and reconcile Shares; mail and tabulate proxies for Shareholder meetings; mail prospectuses; process payments; and confirm account activity.

The Administration Servicing Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Board Shareholders; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, Shareholder reports and other regulatory reports or filings required of the Fund; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to Shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., custodian, fund accountants, etc.); review and adjust as necessary the Fund’s expense accruals; maintain and preserve certain books and records; calculate the net asset value of the Fund; and perform such additional services as may be agreed upon by the Fund  and the Administrator.

Fee Schedule:  The Administrative Servicing Agreement Fee Schedule is as follows:

Annual fee based on aggregate assets of the Fund:

9 basis points on the first $100 million
7 basis points on the next $200 million
4 basis points on the balance above $300 million.

Annual minimum fee:
$75,000

Custodian Fees. U.S. Bank, N.A. serves as custodian (sometimes referred to as the “Custodian”) for the Fund pursuant to a Custodian Agreement between the Custodian and the Fund.  The Fund will pay the Custodian an annual fee of to 3 basis points of the Fund’s average daily market value, subject to an annual minimum fee of $10,000.

Other Arrangements.  The Advisor and/or its affiliates may make payments to broker dealers, registered investment advisers or other financial intermediaries in connection with the sale and distribution of Shares or for servicing Shareholders, including intermediaries which may recommend or make available for purchase to their own respective clients or customers shares of the Fund.  The presence of these payments may create an incentive for a particular intermediary to highlight, feature or recommend the Fund, at least in part, based on the level of compensation paid.  Such payments will be made out of the Advisor’s and/or its affiliates’ profits and other available sources, including profits from their relationships with the Fund.  These arrangements are separately negotiated.  The amount of these payments may be substantial and may be substantial to any given recipient.  These payments are not an expense of the Fund, are not reflected in the fee table in this Offering Memorandum, and do not change the price paid by Shareholders for the purchase of Shares or the amount received by Shareholders as proceeds from the redemption of Shares.  Shareholders should ask their financial intermediary about any payments it receives, if any, from the Adviser and/or its affiliates.

Distributor.  The Fund has entered into a distribution agreement with Quasar Distributors, LLC (“Quasar”) pursuant to which Quasar acts as a distributor and agent of the Fund.  The fees payable to Quasar under the distribution agreement are paid by the Fund.

Brokerage and Execution.  The Advisor is responsible for selecting broker-dealers to execute trades and negotiating any commissions paid on such transactions.  The Advisor’s primary consideration in placing transactions with particular broker-dealers is to obtain execution in the most effective manner possible.  The Advisor also takes into account a variety of other factors, including the financial strength, integrity and stability of the broker-dealer and the commissions to be paid.

It is anticipated that a substantial portion of the Fund’s return will be generated by the trading activity of the Fund.  Accordingly, the turnover of the portfolio of the Fund may be substantially greater than the turnover rates of other types of investment vehicles of similar size.

CONFLICTS OF INTEREST

The Advisor, its members, affiliates and employees may engage in other activities, including providing investment management and advisory services to other accounts, including private investment funds and individual accounts, and shall not be required to refrain from any activity, to disgorge profits from any such activity or to devote all or any particular amount of time or effort of any of their officers, directors or employees to the Fund and its affairs.  Such accounts may pursue a substantially similar investment strategy as the strategy for the Fund.  In addition, the Advisor may have a conflict of interest in rendering advice to a client because the financial benefit from managing some other client’s account may be greater (e.g. such account generates higher fees or allocations tied to either higher percentages earned or larger amounts of capital investment by the Advisor or its affiliates), which may provide an incentive to favor the other account.

Allocation of investment opportunities among such accounts will be made in the Advisor’s judgment based upon the investment objectives and investment portfolio of the Fund and such other accounts.  When the purchase and sale of securities is considered to be in the best interest of both the Fund and other accounts, investments generally will be made proportionately based on the respective net assets of each entity and the securities to be purchased or sold may be aggregated in order to obtain superior execution and/or lower brokerage expenses.  Execution prices for identical securities purchased or sold on behalf of multiple accounts in any one business day may be averaged.  In such events, allocation of prices, as well as expenses incurred in the transaction, shall be made in a manner the Advisor considers to be equally as favorable to the Fund as to any other party.

In addition, from time to time, representatives of the Advisor may speak at conferences and programs for investors interested in investing in strategies employed by the Fund that are sponsored by prime brokers.  These conferences and programs may provide opportunities by which the Advisor is introduced to potential investors in the Fund and other investment vehicles it manages.  The prime brokers are not compensated by the Advisor, the Fund, or potential investors for providing such “capital introduction” opportunities.  In addition, prime brokers may provide financing and other services to the Fund and the Advisor.  Consequently, such additional services by a prime broker may influence the Advisor in deciding whether to use the services of such prime broker in connection with the activities of the Fund.

The payments made by the Advisor and/or its affiliates may be different for different recipients.  The payments may be negotiated based on a range of factors, including but not limited to, ability to locate transactions, target markets, relationships, quality of service and industry reputation.  Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the transactions referred to the Fund by a recipient increases.  The presence of these payments may create an incentive for a particular recipient to highlight, feature or recommend the Fund or certain portfolio transactions, at least in part, on the level of compensation paid.  These payments are not an expense of the Fund, are not reflected in the fee table in this Offering Memorandum and do not change the price paid by Shareholders for the purchase of Shares or the amount received by Shareholders as proceeds from the redemption of Shares.

REPURCHASE OFFERS

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to Shareholders.  The Fund will offer to repurchase not less than 5% of its outstanding Shares on a quarterly basis. This is a fundamental policy that can not be changed without Shareholder approval. As a general matter, the percentage of outstanding Shares that the Fund will offer to repurchase will not be less than 5% or more than 25% of the Shares outstanding on the date repurchase requests are due.  Currently, the Fund intends to offer to repurchase 5% of its outstanding Shares as of or prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding Shares.

The Fund will provide written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) to Shareholders at least 21, but no more than 42, calendar days before the repurchase request deadline (i.e., the date by which Shareholders must submit their repurchase request in response to a repurchase offer) (the “Repurchase Request Deadline”), which is generally on or about the 17th day in the months of February, May, August and November or, if the 17th day is not a business day, on the next business day.  The Repurchase Offer Notice specifies, among other things: (i) the percentage of Shares that the Fund is offering to repurchase (the “Repurchase Offer Amount”); (ii) the Repurchase Request Deadline and other terms of the offer to repurchase; (iii) the procedures for Shareholders to follow to submit a repurchase request; and (iv) the NAV of the Shares of the Fund no more than seven (7) days prior to the date of the notice.

Shareholders and financial intermediaries must submit repurchase requests in good order by the Repurchase Request Deadline.  The Repurchase Request Deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Shares until a subsequent repurchase offer.

The date on which the repurchase price for Shares is determined will generally be the last day of the month (the “Repurchase Pricing Date”), but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).  The Fund will distribute payment to Shareholders no later than seven (7) days after the Repurchase Pricing Date.

The Repurchase Request Deadline will be strictly observed.  If a Shareholder’s broker, dealer or other financial intermediary fails to submit a Shareholder’s repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate the Shares until a subsequent quarter, and the Shareholder will have to resubmit the request in that subsequent quarter.  Shareholders should advise their brokers, dealers or other financial intermediaries of their intentions in a timely manner.

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests.  If more Shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of Shares to be repurchased, up to an additional 2% of the outstanding Shares of the Fund  If there are still more Shares tendered than are offered for repurchase, Shares will be repurchased on a pro-rata basis.  However, the Fund may determine to alter the pro-rata allocation and the Fund may accept all Shares tendered by Shareholders who own, in the aggregate, fewer than 100 Shares and who tender all of their Shares, before prorating Shares tendered by other Shareholders.

Because of the foregoing, Shareholders may be unable to liquidate all, or a given percentage, of their  Shares and some Shareholders may tender more Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of Shares.  Shareholders may withdraw Shares tendered for repurchase at any time prior to the Repurchase Request Deadline.

The Fund does not presently intend to deduct any repurchase fees. However, in the future, the Board may determine to charge a repurchase fee payable to the Fund, to reasonably compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased Shares. Any repurchase fees will never exceed 2% of the proceeds of the repurchase. It should be noted that the Board may implement repurchase fees without a Shareholder vote.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund’s portfolio to be fully invested, which may reduce returns.  Moreover, diminution in the size of the Fund’s portfolio through repurchases without offsetting new sales, may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for the Fund’s securities and reduce the Fund’s value.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.  If a repurchase offer is suspended or postponed, the Fund shall provide notice to Shareholders of such suspension or postponement.  If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to Shareholders.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Repurchase Offer Notice is sent to Shareholders until the Repurchase Pricing Date.  The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline or (ii) that mature by the Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder without the consent of the Board, which consent may be withheld in its sole and absolute discretion.  Generally, Shares held by Shareholders may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Shareholder or (ii) under limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion).  The Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Shareholder (e.g., certain gifts and contributions to family entities) or (ii) to members of the transferring Shareholder’s immediate family (siblings, spouse, parents, and children).  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.  (See “Qualified Investors.”)  Notwithstanding the foregoing, with the consent of the Board, the Advisor may assist transfers of Shares from one Shareholder to another existing Shareholder or from one Shareholder to a new investor.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Advisor, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute its net investment income to Shareholders on a semi-annual basis.  Distributions will be made to each Shareholder pro rata based on the number of Shares held by such Shareholder and will be net of Fund expenses.  The Fund has adopted an Automatic Dividend Reinvestment Plan (the “Plan”).  Unless a Shareholder otherwise elects in writing, all dividends and distributions on such Shares will be automatically reinvested in additional Shares of the Fund.  Election not to participate in the Plan and to receive all distributions, including dividends and capital gain distributions, in cash may be made by indicating that choice on the applicable subscription document or by contacting the Fund’s administrator, U.S. Bancorp Fund Services, LLC at 615 East Michigan Street Milwaukee, WI 53202, telephone number: 414-287-3744.

Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check or ACH transfer to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee).  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.  On the payment date for any declared distribution (including dividends and capital gain distributions), Shareholders participating in the Plan will be issued additional Shares at the net asset value determined for the Shares as of the applicable date.

For U.S. federal income tax purposes, all dividends generally are taxable whether a Shareholder takes them in cash or reinvests them in additional shares of the Fund through participation in the Plan.

NET ASSET VALUATION

The Fund’s NAV will generally be computed as of the close of business on the last business day of each week.  The NAV will be computed daily, as of the close of business, on the five business days preceding a Repurchase Request Deadline.  The NAV of the Fund is equal the total value of its securities and other assets, less its liabilities.  The NAV per Share is calculated by dividing the NAV of the Fund by the total number of Shares outstanding.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board.  These procedures, which guide the determination of the net asset value of the Fund on any day on which the Fund’s net asset value is determined, delegate most valuation functions to the Advisor.  Securities and other assets for which market quotations are readily available are valued at market value.

The valuations for Floating Rate Loans and other similar securities are typically the prices supplied by independent third party pricing services approved by the Fund’s Board, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board. Fair value of an asset is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the asset.  The pricing of all Fair Valued Assets shall be subsequently reported to the Board.

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Advisor to be unreliable, the market price may be determined by the Advisor using quotations from one or more broker/dealers.

DESCRIPTION OF THE FUND

The Fund is a Delaware statutory trust organized on October 24, 2012 and is registered with the SEC as a continuously-offered, closed-end, non-diversified, management investment company that operates as an “interval fund”.  The business and affairs of the Fund, including supervision of the duties performed by the Advisor are managed under the direction of its Board. The names and business addresses of the Trustees and Officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.  The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.

The Fund’s Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of shares of beneficial interest classified as Shares.

Under Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware.  As an added protection, the Fund’s Declaration of Trust disclaims Shareholder liability for acts or obligations of the Fund, provided, however, there shall be no liability or obligation of the Fund arising under the Declaration of Trust to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets.  The Fund’s Declaration of Trust provides for indemnification out of the Fund’s property for all losses and expenses of any Shareholder held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Fund will send unaudited semi-annual reports and audited financial statements annually to all of its Shareholders.

The Declaration of Trust provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund.  It also provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Dividends, Voting and Liquidation Rights

Each Share of the Fund has one vote and shares equally in dividends and distributions, when and if, declared by the Fund, and in the Fund’s net assets upon liquidation. Matters such as approval of new advisory agreements and changes in a fundamental policy of the Fund require the affirmative vote of all Shareholders.  Matters affecting a certain class of the Fund will be voted on by Shareholders of that particular class.

All Shares, when issued, are fully paid and are non-assessable by the Fund.  There are no preemptive or conversion rights applicable to any of the Shares.  Shares do not have cumulative voting rights.

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Shares of beneficial interest, with par value of $0.01 per share.  All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting.

In the event that the Fund issues preferred shares, and so long as any shares of the Fund’s preferred shares were outstanding, holders of Shares would not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.  The Fund does not currently anticipate that it will issue preferred shares.

Borrowings

The Fund’s Declaration of Trust authorizes the Fund, without the prior approval of the Shareholders, to borrow money.  In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging, or otherwise granting a security interest in the Fund’s assets.  See “Principal Risks.”

UNITED STATES FEDERAL INCOME TAXES

The following is a brief summary of the material U.S. federal income tax consequences of an investment in Fund Shares.  The summary is very general and does not address issues that may be relevant to Shareholders who are subject to special rules, such as those who hold shares through an IRA, 401(k) or other tax-advantaged account.  Because each Shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund. Please see the SAI for additional information.

Shareholders will generally have to pay federal income taxes, as well as any state and local taxes, when their Shares are repurchased by the Fund or when they receive a distribution, regardless of whether the distribution is paid in cash or reinvested under the Plan.  Dividends from the Fund’s net investment income (including distributions from net short-term capital gains) will generally be taxed as ordinary income. Distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will generally be taxed as long-term capital gain, regardless of how long a Shareholder has held his or her Shares.  The Fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013 is taxable to noncorporate Shareholders at reduced rates.

A dividend or distribution declared by the Fund in October, November, or December and paid during the following January may be treated as having been received by Shareholders in the year the distribution was declared.

Each Shareholder will receive an annual statement summarizing the Shareholder’s dividend and capital gains distributions.

If the Fund repurchases all of a Shareholder’s Shares pursuant to a single repurchase offer, the Shareholder will generally realize a taxable gain or loss, which will be a capital gain or loss Shareholder holds his or her Fund Shares as capital assets. If the Fund repurchases less than all of a Shareholder’s Shares, the transaction may under unusual circumstances be treated as a distribution, resulting in a dividend, return of capital and/or capital gain, depending on the Fund’s earnings and profits and the Shareholder’s basis in the tendered Shares. Under such circumstances, it is also possible that non-tendering Shareholders may be considered to have received a deemed distribution as a result of the Fund’s purchase of tendered Shares, and all or a portion of that deemed distribution may be taxable as a dividend.

The Fund will withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty) from ordinary dividends paid to a Shareholder who is neither a citizen nor resident of the U.S.

The Fund may also be required to apply backup withholding on all taxable distributions payable to a Shareholder (including a non-U.S. person) if the Shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the Shareholder has been notified by the IRS that he or she is subject to backup withholding.  The backup withholding rate is currently 28% and is scheduled to increase to 31% after 2012.  Backup withholding will not be applied to payments subject to the 30% withholding tax on payments to non-U.S. persons.

After the end of the year, the Fund will provide each Shareholder with information about the dividends and distributions received from the Fund and any repurchases of Shares during the year just ended.

QUALIFIED INVESTORS

As indicated, the Shares are not registered under the 1933 Act and are being offered in accordance with an exemption from registration afforded under Section 4(2) of that Act and Regulation D promulgated thereunder.  Accordingly, the Shares will be offered to investors who are “accredited investors”.  Additionally, no investor will be permitted to purchase Shares unless a completed and executed subscription agreement is submitted to, and approved by, the Fund.

Specifically, each investor will be required to certify that the Shares purchased are being acquired directly or indirectly for a “Qualified Investor”.  A “Qualified Investor” must be an Accredited Investor.  The categories of Qualified Investors are set forth in the investor certification.

The 1933 Act defines an accredited investor (“Accredited Investor”) under Rule 501 of Regulation D as:

(1)
any bank as defined in section 3(a)(2) of the 1933 Act, or any savings and loan association or other  institution as defined in section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the 1933 Act; any investment company registered under the 1940 Act or a business development company as defined in section 2(a)(48) of the 1940 Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)	any private business development company as defined in section 202(a)(22) of the Advisers Act;
(3)
any organization described in section 501 (c)(3) of the Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)	any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
(5)	any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (excluding the value of such person’s primary residence);
(6)
any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)
any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the 1933 Act; and

(8)	any entity in which all of the equity owners are accredited investors.

SOUND POINT FLOATING RATE INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

____________________________

The investment objective and principal investment strategies of Sound Point Floating Rate Income Fund (“the Fund”), a Delaware statutory trust, are set forth in the Fund’s Offering Memorandum.

Shares of the Fund (the “Shares”) are not registered under the Securities Act of 1933, as amended (“Securities Act”), and are being offered in accordance with an exemption from registration afforded by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.  Accordingly, the Shares will be available only to investors who are “accredited investors” within the meaning of such regulation.  The Offering Memorandum, which is dated of even date herewith, provides the basic information investors should know before investing.

This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund.  The SAI should be read in conjunction with the Offering Memorandum.  You may request a copy of the Offering Memorandum or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Fund at (212) 895-2272.  This SAI is not an offer of the Fund for which an investor has not received the Offering Memorandum.  Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Offering Memorandum.

The date of this SAI and the related Offering Memorandum is November 15, 2012.

____________________________

GENERAL

The Fund is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company that operates as an interval fund under Rule 23c-3 of the 1940 Act.

This Statement of Additional Information and the Offering Memorandum to which it relates describes the offering of the Shares.  Shares will, upon issue, be fully-paid and non-assessable and holders of the Shares (“Shareholders”) will have no preemptive or other rights to subscribe to any additional Shares or other securities.  The Shares will be offered at net asset value.  No Shareholder will have the right to require the Fund to redeem any Shares.  Shareholders will be bound by the terms and conditions of Agreement and Declaration of Trust of the Fund (the “Declaration of Trust”).

The Fund’s investment objective is to provide consistently strong risk-adjusted returns primarily through high current yields.  The Fund intends to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread (“Floating Rate Loans”) and other investments including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.

The Advisor seeks to manage a portfolio of securities that is diversified in certain respects, including security or loan type, borrower credit and business. However, the Fund may be more heavily weighted, from time to time, in one or more such categories as economic, political, market and other conditions warrant, as determined by the Advisor.  Accordingly, the investment portfolio of the Fund may not be considered diversified.

The Advisor will generally use a fundamental, research intensive approach to seek to identify investments for the Fund with a positive risk/reward scenario.  The Fund’s investment strategy includes using leverage, from time to time, in pursuit of additional return.  The Fund will not incur debt, use leverage or issue preferred units or securities during the first 12 months following the Fund’s initial offering. The use of leverage is a speculative technique that involves special risks associated with the use of leverage. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

The Fund may invest in other types of securities, such as privately offered and other restricted securities, and may use derivatives, such as options and swaps, for a variety of purposes, including to generate profit and/or seek to mitigate risk.

There can be no assurance that the Fund’s investment objective will be achieved, and certain investment practices (e.g., the use of leverage and short sales) may, in some circumstances, increase any adverse impact to which the Fund’s investment portfolio may be subject.

Investment in the Fund involves special risks.  The Fund does not intend to list its Shares for trading on any national securities exchange or arrange for their quotation on any over-the-counter market.  Because no secondary market currently exists for Shares and is not likely to develop, Shares are not readily marketable and the Fund has adopted a fundamental policy to offer each quarter to repurchase a portion of the Shares outstanding. Under certain limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer for the repurchase of Shares from the Fund's Shareholders.  (The Fund must meet certain regulatory requirements and must give notice to Shareholders in order to suspend or postpone a repurchase offer.)  In that event, Shareholders will likely be unable to sell their Shares until the suspension or postponement ends.  There is no assurance that a Shareholder tendering Shares for repurchase in connection with a repurchase offer made by the Fund will have those Shares repurchased in that repurchase offer. Shareholders may be able to sell Shares if they are able to find a Qualified Investor willing to purchase the Shares, and in conformity with any Board procedures regarding transfer.

The Fund is designed primarily for investors with long-term investment horizons.  Except as noted above, Shareholders will not be able to liquidate their investment in the Fund. Therefore, you should not invest in the Fund if you need a liquid investment.  Investors that purchase Shares of the Fund will be bound by the terms and conditions of the Declaration of Trust, including limits on transferability of the Shares.  A copy of the Declaration of Trust is attached as Appendix A to the Offering Memorandum.

ADDITIONAL INFORMATION ON INVESTMENTS AND INVESTMENT TECHNIQUES

Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies, and restrictions, are described in the Offering Memorandum under “Investment Objective and Policies.” Additional information concerning certain of the Fund’s investments and investment techniques is set forth below.

Derivatives

Generally, derivatives can be characterized as financial instruments whose value is derived, at least in part, from the value of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures, and forward contracts. Derivative instruments may be used for a variety of reasons, including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Advisor will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Equity Securities

In connection with its purchase or holding of interests in Floating Rate Loans, in the event if an in court or out of court restructuring, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives.

Interest Rates and Portfolio Maturity

Interest rates on loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate (“LIBOR”), the federal funds rate, the prime rate, or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The Advisor believe that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The prime rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.

The Floating Rate Loans in which the Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the loan.  The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund’s portfolio of loans.

Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.

In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.

During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund’s Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund’s assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole, will tend to lag behind changes in market rates.

Market interest rate changes may also cause the Fund’s NAV to experience volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. If market interest rates change, a loan’s value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

Finally, to the extent that changes in market rates of interest are reflected, not in a change to a base rate such as LIBOR, but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund’s NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan’s value based on changes in the market spread on loans in the Fund’s portfolio may be of longer duration.

Loans

Lending Loans and Other Portfolio Instruments

To generate additional income, the Fund may lend its portfolio securities, including interests in Floating Rate Loans, in an amount equal to up to one-third of the Fund’s total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with the Advisor. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the 1940 Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Fund has the right to call a loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the loan will be for the account of the Fund.

The Fund may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that: (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned; (b) the borrowers add to such collateral whenever the price of the instruments loaned rises (i.e., the value of the loan is marked-to-market on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments, and increase in their market value. The Fund may lend its portfolio instruments to member banks of the Federal Reserve System, members of the New York Stock Exchange (“NYSE”) or other entities determined by the Advisor to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Advisor and will be considered in making decisions with respect to the lending of portfolio instruments.

The Fund may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with loaned securities but if a material event were to occur affecting such a loan, the Fund will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Fund’s rights as a creditor. However, the loans will be made only to firms deemed by the Advisor to be of good financial standing and when, in the judgment of the Advisor, the consideration which can be earned currently from loans of this type justifies the attendant risk.

Loan Participation and Assignments

The Fund’s investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower.  The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan.  However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.  Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors.  The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular assignments or participation when necessary to meet redemption of Fund shares, to meet the Fund’s liquidity needs or, when necessary in response to a specific economic event such as deterioration in the creditworthiness of the borrower.  The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its NAV.

Repurchase Agreements

The Fund has the ability, pursuant to its investment objective and policies, to enter into repurchase agreements. A repurchase agreement is a contract under which the Fund may sell and simultaneously obtain the commitment of the purchaser to sell the security back to the Fund at an agreed upon price on an agreed upon date. Repurchase agreements will be considered borrowings by the Fund and as such, are subject to the restrictions on borrowing. Borrowings by the Fund create an opportunity for greater total return but at the same time increase exposure to capital risk. The Fund will maintain in a segregated account with its custodian, cash or liquid high-grade portfolio securities in an amount sufficient to cover its obligations with respect to the repurchase agreements. The Fund will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund’s books and records pending repurchase. Repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Reverse Repurchase Agreements

The Fund has the ability, pursuant to its investment objective and policies, to enter into reverse repurchase agreements if the asset which is the subject of the repurchase is a loan. Such agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each reverse repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such reverse repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers, and banks, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a reverse repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Advisor will monitor the value of the collateral. Securities subject to reverse repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk the Fund only enters into reverse repurchase agreements with highly rated, large financial institutions. The Fund may only enter into reverse repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.  However, the Fund will not invest in Reverse Repurchase Agreements during the first 12 months following the Fund’s initial offering.

Investments in Options

The Fund may invest in options primarily as a hedge.  Investing in options can provide greater potential for profit or loss than an equivalent investment in the underlying asset.  The value of an option may decline because of a change in the value of the underlying asset relative to the strike price, the passage of time, changes in the market’s perception as to the future price behavior of the underlying asset, or any combination thereof.  In the case of the purchase of an option, the risk of loss of an investor’s entire investment (i.e., the premium paid plus transaction charges) reflects the nature of an option as a wasting asset that may become worthless when the option expires.  Where an option is written or granted (i.e., sold) uncovered, the seller may be liable to pay substantial additional margin, and the risk of loss is unlimited, as the seller will be obligated to deliver, or take delivery of, an asset at a predetermined price which may, upon exercise of the option, be significantly different from the market value.  Over-the-counter options that the Fund may use in its investment strategies generally are not assignable except by agreement between the parties concerned, and no party or purchaser has any obligation to permit such assignments.  The over-the-counter market for options is relatively illiquid, particularly for relatively small transactions.

Swap Transactions

The Fund may enter into swap agreements with respect to securities, indexes of securities and other assets or other measures of risk or return.  Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to many years. In a standard “swap” transaction, two parties agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, or indices. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount”.  Whether the Fund’s use of swap agreements will be successful will depend on the Advisor’s ability to select appropriate transactions for the Fund.  Swap transactions may be highly illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of its counterparty.  Many swap markets are relatively new and still developing.  It is possible that developments in the swap markets, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap transactions or to realize amounts to be received under such transactions.  Swaps and certain other custom instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty.

Total return swaps are another form of swap transaction that the Fund may utilize in its investment program.  A total return swap allows the total return receiver to receive the change in market value of an asset (whether a security, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest-rate on a predetermined amount.  The total return payer is synthetically short and the total return receiver is synthetically long.  Thus, total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement.

Forward Trading

The Fund may invest in forward contracts.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements, and speculative position limits are not applicable.  For example, there are no requirements with respect to record keeping, financial responsibility or segregation of customer funds or positions.  In contrast to exchange-traded futures contracts, interbank traded instruments rely on the dealer or contracting counterparty to fulfill its contract.  As a result, trading in interbank foreign exchange contracts may be subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk of default due to the failure of a counterparty with which the Fund has forward contracts.  Although the Advisor seeks to trade with responsible counterparties, failure by a counterparty to fulfill its contractual obligation could expose the Fund to unanticipated losses.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any currency market traded by the Fund due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward trading to less than that which the Advisor would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in significant losses to the Fund.

Foreign Securities

The Fund may invest in securities of non-U.S. issuers.  The Fund’s investments in securities and instruments in foreign markets involve substantial risks not typically associated with investments in U.S. securities.  Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations.  Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby impact the Fund’s total return on such assets.  The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability.  Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies.  Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile.  Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts.  Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S.  In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. American counterparts.  Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S.  In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Fundamental Investment Policies.  The Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of:

1.	67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.	more than 50% of the outstanding shares of the Fund.

The Fund’s fundamental policies are as follows:

(1)
The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)
The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)
The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)
The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)
Except the financial services group of industries (such as banks, broker-dealers and insurance and reinsurance companies) or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry.

Additional Information about Fundamental Investment Policies

The following provides additional information about the Fund’s fundamental investment policies. This information does not form part of the Fund’s fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Advisor believes the income justifies the attendant risks.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. A fund also may issue preferred shares in accordance with the 1940 Act. The issuance of senior securities by a fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

PORTFOLIO TURNOVER

A change in securities held in the portfolio of the Fund is known as “portfolio turnover” and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its turnover rate; however the rate will be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Fund.

CODE OF ETHICS

The Fund and the Advisor has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund and the Advisor (as applicable) from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). The Code of Ethics allows trades to be made in securities that may be held by the Fund; however, it prohibits a person from taking advantage of Fund trades or from acting on inside information. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally subject to pre-clearance and other restrictions.  There can be no assurance that the codes of ethics will be effective in preventing such activities.  Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov.  In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING

The Fund has delegated the voting of portfolio securities to the Advisor. The Advisor has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Advisor has voting discretion, including the Fund.  Under the Policy, the Advisor’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Advisor’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Advisor in voting proxies, and not necessarily in making investment decisions. Senior management of the Advisor will periodically review the Policy to ensure that it continues to be consistent with the Advisor’s guiding principles.

Proxy voting, however, is not an integral component of the Advisor’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as “credit positions”).  These types of securities do not typically convey voting rights to the holder.  To the extent the Advisor’s client accounts hold equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies.  The Advisor’s policy with respect to the exercise of its proxy voting authority is to vote proxies only where it believes that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed for the client accounts.  If the Advisor does not believe the exercise of a proxy vote right will have a material economic impact on the client account, the Advisor generally will not exercise its voting authority with respect to a proxy.  In addition, the Advisor may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

The Policy does not mandate that the Advisor vote every client proxy that it receives.  There may be circumstances when refraining from voting a proxy is in a client’s best interest, such as when and if the Advisor determines that the cost of voting the proxy exceeds the expected benefit to the client.

MANAGEMENT OF THE FUND

The Board of Managers

The business and affairs of the Fund are conducted under the supervision and subject to the direction of its Board of Directors (the “Board”) and the Board has approved the Fund’s investment program.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  Two of the three individuals who serve on the Board are individuals who are not “interested persons” of the Fund, as that term is defined in the 1940 Act.  These individuals are referred to as “Independent Board Members.”  Individual members of the Board are not required to contribute to the capital of the Fund or to hold Shares of the Fund.

The identity of the members of the Board and the Fund’s officers, and brief biographical information regarding each such individual during the past five years, is set forth below:

Interested Board Member and Officers.
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Stephen Ketchum 1185 Avenue of the Americas, 36th Floor New York, NY 10036 8/12/1961	Chairman and Board Member; President	Since Inception	Founder and Managing Partner of Sound Point Capital Management, L.P.	12	East Side House Settlement, New York Police & Fire Widows’ & Children’s Benefit Fund
Kevin Gerlitz 1185 Avenue of the Americas, 36th Floor New York, NY 10036 8/4/1958	Chief Compliance Officer; Treasurer and Secretary	Since Inception	Chief Compliance Officer and Chief Financial Officer of Sound Point Capital Management, L.P.; Chief Financial Officer of Raven Asset Management, LLC	0	N/A

Independent Board Members.
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Robert Lewis 1344 5th Avenue Pittsburgh, PA 15219 2/5/1940	None	Since Inception	Chairman and Founder of Orbital Engineering Inc.	1	Drexel University, Pennsylvania State and PIAA (Pittsburgh International Airport Authority)
Jeffrey Arsenault 800 Third Avenue 39th Floor New York NY 10022 2/20/1962	None	Since Inception	Principal of Old Greenwich Capital Partners	1	Stepping Stones Museum for Children

Information indicating certain of the specific experience and qualifications of each Board Member relevant to the Board’s belief that the Board Member should serve in this capacity is provided in the table above that provides information about each Board Member.  That table includes, for each Board Member, positions held with each the Fund, the length of such service, principal occupations during the past five years and certain directorships held during the past five years. Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Board Member should serve as a Board member in light of the Fund’s business and structure.

Robert Lewis

Mr. Robert Lewis has more than 40 years of business experience.  Mr. Lewis founded Orbital Engineering Inc. in 1969 and serves as its President.  Previously, Mr. Lewis was employed by Max Schlossberg Co. from 1962 to 1969 and from 1985 to 1993, he served as the President Of Orbital Systems Inc.  Mr. Lewis graduated from Grove City College with a BA in Economics and from George Washington University with an MA In Sociology In 1962.  Mr. Lewis served as a board member on the SRPC, the Southwest Regional Planning Commission, an organization in Allegheny County which is dedicated to increasing economic growth in Southwest Pennsylvania.  Bob is currently a board of trustee at Drexel University and serves on the Institutional Advancement Committee.

Jeffrey Arsenault

Mr. Arsenault has more than 25 years of investment management experience. Mr. Arsenault is the founder and Chief Investment Officer of Old Greenwich Capital Partners, LLC, an investment management firm.  Prior to launching Old Greenwich Capital Partners in 2005, he was a partner with Paradigm Capital, Inc., a Canadian investment boutique. Prior to that, he was Director of Institutional Sales at Merrill Lynch. Mr. Arsenault began his career in institutional sales at Gordon Capital, where he worked for five years before moving to CIBC World Markets. Mr. Arsenault graduated from Boston University in 1985 with a Bachelor of Science in Business Administration.

Stephen Ketchum

Mr. Ketchum is the founder and Chief Investment Officer of the Advisor and has over 22 years of experience in the credit industry.

Board Leadership Structure and Related Matters

The Board performs many of their oversight and other activities through the committee structure described below in the “Committees of the Board” section.  Each Committee operates pursuant to a written Charter approved by the Board.  The Board conducts regular meetings and during the course of a year, the Board and its Committees may hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Board Members to perform their fiduciary and other duties.  The Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers.  At least annually, with guidance from its Nominating and Executive Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Stephen Ketchum currently serves as the Chairman of the Board.  The responsibilities of the Chairman of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Board Members, Officers of the Fund, management personnel and legal counsel to the Independent Board Members and such other duties as the Board periodically may determine.

Management and Risk Oversight Responsibilities

The Board’s overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Fund is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Board receives, in connection with each of its regular quarterly meetings, regular reports from the Fund’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Fund’s net asset value per Share. The Board also receives reports, at least quarterly, from the Fund’s Chief Compliance Officer or “CCO”.  These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with respect to the effectiveness of the Fund’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse affect on the Fund are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, the full Board annually receives a report from the Fund’s CCO and the full Board (and, at the discretion of the Independent Board Members, the Independent Board Members separately) meets with the CCO for the purpose of discussing the extent to which the Fund’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program.  Additionally, both the Board and the Audit Committee (or the Audit Committee Chair) meet at least annually with the Fund’s independent public accounting firm.

The Board oversees risk management of the Fund consistent with and as part of its general oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The Board shall adopt and periodically reviews various policies and procedures that are designed to address risks confronting the Fund. In addition, the Board will work with service providers to the Fund to have such service providers adopt their own policies, procedures and controls designed to address particular risks to the Fund.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

Committees of the Board

The Board has two standing committees as described below.

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Fund, respectively, and meets at least once annually. Bob Lewis and Jeffrey Arsenault comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Board Members as is considered necessary from time to time and meets only as necessary. Bob Lewis and Stephen Ketchum comprise the Nominating Committee. There are no policies in place regarding nominees recommended by Board Members or Shareholders of the Fund.

Board Member Ownership of Securities

The dollar range of equity securities owned by each Board Member is set forth below.1

Name	Dollar Range Of Equity Securities Owned In The Fund As Of November 15, 2012	Aggregate Dollar Range Of Equity Securities Owned In All Registered Investment Companies Overseen By Board Members In Family Of Investment Companies As Of November 15, 2012
Independent Board Members
Bob Lewis	None	None
Jeffrey Arsenault	None	None
Interested Board Members
Stephen Ketchum2	$1 - $10,000	$1 -$10,000

Independent Board Member Ownership Of Securities

The table below provides information regarding the ownership by each Independent Board Member (and his/her immediate family members) of securities of the Advisor, and the ownership of securities in an entity controlling, controlled by or under common control with the Advisor (not including registered investment companies), as of October 1, 2012.

Name of Board Member	Name of Owners and Relationship To Board Member	Company	Title Of Class	Value Of Securities	Percentage Of Class
Bob Lewis	N/A	N/A	N/A	$0	N/A
Jeffrey Arsenault	N/A	N/A	N/A	$0	N/A

Compensation

The Fund pays Independent Board Member Bob Lewis an annual fee of $15,000 and Independent Board Member Jeffrey Arsenault an annual fee of $7,500.  In addition, the Fund reimburses each of the Independent Board Members for travel and other expenses incurred in connection with attendance at such meetings.  The Fund’s officers and the interested Board Member of the Fund receive no compensation from the Fund.  No other compensation or retirement benefits are received by any Board Member or officer from the Fund.  No other entity affiliated with the Fund pays any compensation to the Independent Board Members.

The following table summarizes compensation paid by the Fund to Board Members, including Committee fees, for the calendar year ending December 31, 2012.

Name	Aggregate Compensation From The Fund	Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	Estimated Annual Benefits Upon Retirement	Compensation From The Fund, And Fund Complex Paid To Board Member
Stephen Ketchum3	N/A	N/A	N/A	N/A
Bob Lewis	N/A	N/A	N/A	$15,000
Jeffrey Arsenault	N/A	N/A	N/A	$7,500

1 The term “owned” used in the table above means beneficial ownership as determined in accordance with Rule 16a – 1(a)(2) under the Securities Exchange Act of 1934, as amended. The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

2 This represents the Advisor’s initial purchase of 100 Shares of the Fund.

3 Interested person” (as defined in the 1940 Act) of the Fund. Stephen Ketchum is the Chief Investment Officer of the Advisor. As an interested person, Mr. Ketchum receives no compensation from the Fund for his duties as a Board Member or officer.

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor

Under an investment advisory agreement (“Investment Advisory Agreement”) with the Fund, the Advisor, a registered investment adviser, provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund and all service providers to the Fund. The address of the Advisor is 1185 Avenue of the Americas, 36th Floor, New York, NY  10036.  The Advisor is indirectly owned by Stephen Ketchum and Ellipse Holdings LLC, which is owned by certain principals of Stone Point Capital LLC.  Ellipse Holding, LLC generally has no control over investment decisions of the Advisor, but as a member of the board of managers for the Advisor, Ellipse Holdings LLC will have certain rights of approval over the actions of the Advisor.  Subject to general supervision of the Fund’s Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Advisor is responsible for day-to-day investment advisory and management services to the Fund, including oversight of the Fund’s service providers. The Advisor provided the initial capital of $1,000 for the Fund and, as a result holds 100 Shares of the Fund.

The Investment Advisory Agreement provides that the Advisor will provide (either directly or through its delegate) investment advisory services, place portfolio transactions in accordance with the Fund’s registration statement, manage and oversee the investments of the Fund subject to the ultimate supervision and direction of the Fund’s Board, assist the Fund generally in the conduct of its business, vote proxies of the Fund (if applicable), maintain or cause to be maintained necessary books and records of the Fund, furnish office space for the Fund’s officers and employees, and render services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund’s operating as a closed-end investment company. Subject to the Board’s oversight, the Advisor has agreed, among other things, to: make investment decisions and provide a program of continuous investment management for the Fund; prepare, obtain, evaluate, and make available to the Fund research and statistical data; obtain and evaluate information and advice relating to the economy, securities markets, and securities; buy, retain, and sell investments, securities, and cash; select brokers or dealers to execute transactions; provide on an ongoing evaluation of the Fund’s portfolio; determine or recommend the extent to which the Fund’s portfolio shall be invested, and what portion, if any, should be held uninvested; and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by another service provider of the Fund.

Under the Investment Advisory Agreement, the Fund is responsible for other expenses, including without limitation, all costs and expenses related to its investments and its operations, including, without limitation, brokerage and other transaction costs, clearing and settlement charges, trade break fees, custody fees, consulting expenses, research expenses (including related travel expenses), legal fees and other expenses in connection with conducting due diligence and negotiating the terms of certain investments, custodial fees, initial and variation margin, interest and commitment fees on debit balances or borrowings, stock borrowing fees and proxy solicitation expenses, legal expenses, audit and tax preparation expenses, accounting fees, fees and expenses of an administrator, Shareholder record keeping and Shareholder account services, internal accounting fees, fees and expenses for risk management services, insurance expenses including costs of any liability insurance obtained on behalf of the Fund, indemnification expenses, the Base Fee, regulatory costs and expenses (including filing and license fees), any issue or transfer taxes chargeable in connection with any securities transactions, any entity level taxes and fees, costs of reporting and providing information to Shareholders, of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), distribution fees, notices, other communications to Shareholders, and proxy material fees and expenses in connection with repurchase offers and any repurchases of Shares, expenses of Shareholders’ meetings; expenses of corporate data processing and related services, and costs of litigation or investigation involving Fund activities, and any extraordinary expenses.  Such expenses are generally shared by all of the Shareholders.  However, the Fund will not incur debt, use leverage or issue preferred Shares or securities during the first 12 months following the Fund’s initial offering. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to the Fund’s business) of its Independent Board Members.

The Advisor is responsible for the payment of the compensation and expenses (including payroll taxes, if any) of all Board Members, officers, and executive employees of the Fund affiliated with the Advisor and making available, without expense to the Fund, the services of its employees to serve in such capacities (subject to their individual consent to serve and to any limitations imposed by law).

Pursuant to the Expense Limitation Agreement with respect to the Fund, until at least December 31, 2013, the Advisor has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the “Other Expenses” of the Fund (excluding interest expense, brokerage commissions, transfer agency fees and expenses, offering costs, litigation, indemnification, shareholder meeting costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of average daily net assets per year (the “Expense Cap”).  Expenses borne by the Advisor due to the Expense Cap are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

The Investment Advisory Agreement further provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from [willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under such agreement]. The Investment Advisory Agreement also provides that the Advisor will allocate purchase and sale opportunities, which are suitable for more than one client of the Advisor, in an equitable manner

Advisory and Services Fees

Pursuant to its Investment Advisory Agreement with the Advisor, the Fund will pay the Advisor an investment management fee at an annual aggregate rate equal to 1.25% (before giving effect to any repurchases of Shares by the Fund (the “Management Fee”).  The Management Fee will be payable monthly in advance.  The Management Fee will be an expense out of the Fund’s assets.  Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Shares on the date of calculation.

Independent Registered Public Accounting Firm

Rothstein Kass & Company, P.C. located at 1350 Avenue of the Americas, New York, NY 10019, is the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.  When available, the Fund will furnish, without charge, a copy of its annual and semi-annual reports to Shareholders upon request to the Fund.  Shareholders may write to 1185 Avenue of the Americas, 36th Floor, New York, NY  10036 or call (212) 895-2268.

Custodian and Administrator

U.S. Bank, N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212 serves as the Fund’s custodian (the “Custodian”) for the Fund pursuant to a Custodian Agreement between the Custodian and the Fund.  The Fund will pay the Custodian an annual fee equal to 3 basis points of the Fund’s average daily market value, subject to an annual minimum fee of $10,000.  The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund.  The Administrator also serves as the Fund’s transfer and distribution disbursing agent, pursuant to an Administration Servicing Agreement and has agreed to provide the following services, among others:  maintain the register of Shareholders and enter on such register all issues, transfers, and repurchases of Shares for active and closed accounts according to the 1940 Act; assist the Fund’s accountants in the preparation of, and mail, tax forms; handle telephone calls and correspondence of Shareholders; control and reconcile Shares; mail and tabulate proxies for Shareholder meetings; mail prospectuses; process payments; and confirm account activity.

The Administration Servicing Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Board Shareholders; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, Shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell Shares in all states where it intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to Shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., custodian, fund accountants, etc. . .); review and adjust as necessary the Fund’s expense accruals; maintain and preserve certain books and records; calculate the net asset value of the Fund; and perform such additional services as may be agreed upon by the Fund  and the Administrator.

Pursuant to the Administrative Servicing Agreement the Administrator shall be paid an administrative services fee according to the following fee schedule:

Annual fee based on aggregate assets of the Fund:

9 basis points on the first $100 million
7 basis points on the next $200 million
4 basis points on the balance above $300 million.

Annual minimum fee:
$75,000

Distributor

The Fund has entered into a distribution agreement with Quasar Distributors, LLC (“Quasar”) pursuant to which Quasar acts as a distributor and agent of the Fund.  The fees payable to Quasar under the distribution agreement are paid by the Fund.  Quasar’s address is 615 East Michigan Street, Milwaukee, Wisconsin 53202, telephone number 414- 287-3994.

Under the distribution agreement approved by the Board Members, the Distributor may solicit orders for the sales of shares of the Fund. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of Shares of the Fund, including without limitation compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current Shareholders, and the printing and mailing of sales literature.

The distribution agreement will initially have a two year term.  Thereafter, if not terminated, the distribution agreement will continue in effect for the Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the Fund’s Board of Trustees or (ii) by the vote of a majority of the outstanding voting securities of the Fund, and provided that in either event, the continuance is also approved by a majority of the Board of Trustees who are not “interested persons” of any party to this Agreement.  Notwithstanding the above, the distribution agreement may be terminated, without the payment of any penalty, with respect to the Fund: (i) through a failure to renew the distribution agreement at the end of a term, (ii) upon mutual consent of the parties, or (iii) upon not less than 60 days’ written notice, by either the Fund or by Quasar.

PORTFOLIO MANAGERS

The following information supplements the information included in the Offering Memorandum regarding the individual portfolio managers of the Advisor for the Fund.

The table below identifies the number of accounts (other than the Fund) for which the Fund's portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of October 1, 2012.

As of October 1, 2012, Stephen Ketchum managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$52,000,000	N/A	N/A
Pooled Investment Vehicles Other Than Registered Companies	3	$142,000,000	2	$73,000,000
Other Accounts	6	$660,000,000	5	$663,000,000

As of October 1, 2012, Rick Richert managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$52,000,000	N/A	N/A
Pooled Investment Vehicles Other Than Registered Companies	3	$142,000,000	2	$73,000,000
Other Accounts	6	$660,000,000	5	$663,000,000

Under certain circumstances, side by side management of investment accounts, private funds and investment companies by the same portfolio manager could give rise to conflicts of interest.  Such conflicts could arise in connection with, for example, the allocation of investment opportunities, aggregation or sequencing of trading orders or cross-trading.  Procedures designed to alleviate any potential conflict of interest have been adopted by the Fund and the Advisor to ensure that neither the Fund nor the investment accounts managed by its portfolio manager are disadvantaged as a result of any conflict of interest that may arise.

Portfolio Manager Compensation

The Adviser's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Advisor and performance of the assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Advisor and its clients.

Potential Conflicts of Interest

The portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Advisor and the Fund will be able to identify or mitigate these conflicts of interest. Some examples of material conflicts of interest include:

Broad and Wide-Ranging Activities.  The portfolio managers and the Advisor engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers and the Advisor may engage in activities where the interests of certain divisions of the Advisor or the interests of their clients may conflict with the interests of the Shareholders of the Fund.

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the portfolio managers and the Advisor provide investment management services both to the Fund and other clients, including, other funds, as well as, client accounts, proprietary accounts and any other investment vehicles that the Advisor and its affiliates may establish from time to time managed by the Advisor and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the "Other Accounts").  The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The portfolio managers and the Advisor may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

While the Advisor will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers and the Advisor in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Advisor to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if the Advisor deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment; (b) the Fund's or the Other Accounts' objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio's overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund's and the Other Accounts' portfolios; (d) liquidity requirements of the Fund and Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund's or Other Accounts' portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; and (i) proximity of an Other Account to the end of its specified term/commitment period. Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis.

Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Advisor or its affiliates consider equitable. From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer's capital structure or otherwise in different classes of an issuer's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, the Advisor, when practicable, will cause the Fund and the Other Accounts to hold investments in the same levels of an issuer's capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Allocation of Personnel.  Although the professional staff of the Advisor will devote as much time to the management of the Fund as the Advisor deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Advisor may have conflicts in allocating its time and services among the Fund and the Advisor's other investment vehicles and accounts. The Advisor and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Advisor and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Advisor and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Advisor.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts, clients, entities, funds and/or investment companies for which he or she exercises investment responsibility, or may decide that certain of the accounts, clients, entities, funds and/or investment companies should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more accounts, clients, entities, funds and/or investment companies which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts, clients, entities, funds and/or investment companies. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Pursuant to the Advisory Agreement, the Advisor will determine which securities are to be purchased and sold and which broker-dealers are eligible to execute its transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of securities also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be made through dealers (including banks), which specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own account.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

The Advisor’s primary consideration in placing transactions with particular broker-dealers is to obtain execution in the most effective manner possible.  The Advisor also takes into account a variety of other factors, including the financial strength, integrity and stability of the broker-dealer and the commissions to be paid. The Advisor may also consider the quality comprehensiveness and frequency of available research and other products and services considered to be of value.  The products and services furnished by broker-dealers may include, among other things, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; and statistics and pricing or appraisal services, discussion with research personnel, special execution capabilities, order of call and the availability of stocks to borrow for short trades.  Fund transactions may be placed with broker-dealers who sell Shares subject to applicable regulations adopted by the Financial Industry Regulatory Authority.

Investment decisions for the Fund will be made independently from those of other client accounts or pooled investment funds managed or advised by the Advisor.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or other of the Advisor’s funds.  In such event, the position of the Fund and such client account(s) or other funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or other funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as is desired, or may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or other funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between such fund and all such client accounts or other funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Advisor is authorized to pay higher prices for the purchase of securities from, or accept lower prices for the sale of securities to, brokerage firms that provide it with such research and trading relating products and services or to pay higher commissions to such firms if the Advisor determines such prices or commissions are reasonable in relation to the overall services provided.  Accordingly, the Fund may be deemed to be paying for research and other products and services with “soft” or commission dollars.  It is anticipated that the use of commissions or “soft dollars” to pay for research products or services will fall within the safe harbor created by Section 28(e) of the Securities Exchange Act of 1934.  Under Section 28(e), research obtained with soft dollars generated by the Fund may be used by the Advisor to service accounts other than the Fund.  Where a product or service obtained with soft dollars provides both research and non-research assistance to the Advisor, the Advisor will make a reasonable allocation of the cost that may be paid for with soft dollars.

TAX STATUS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and the Shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold Shares in the Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective Shareholders are therefore urged to consult their own tax Advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund intends to elect to be treated and to qualify each year as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

The Fund’s investments, if any, in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities. As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to the Shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to the Shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to the Shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to the Shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net long-term capital gains, would be taxable to Shareholders as ordinary dividend income for federal income tax purposes, to the extent derived from the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of Shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate Shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, it would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat gains on short sales as short-term capital gains. These rules may also terminate the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.

As a result of entering into swap agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the Fund invests, and certain options, futures or forward contracts and “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, the Fund may need to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

Capital Loss Carryforwards

For U.S. federal income tax purposes, net short- and long-term capital losses incurred by the Fund may be carried forward without limit.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.  As of October 24, 2012, the Fund, as a newly-formed entity, does not have any unused capital loss carryforwards.

Taxation of U.S. Shareholders

Dividends and Distributions

Distributions from the Fund’s net investment income and distributions of net realized short-term capital gains are taxable to a U.S. Shareholder as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or reinvested in additional Shares and regardless of how long a Shareholder has held Shares of the Fund.

Dividends and distributions from the Fund will generally be taken into account in determining a Shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

The Fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction for corporate Shareholders. The Fund also does not expect any distributions to be treated as “qualified dividend income,” which for taxable years beginning before January 1, 2013, is taxable to noncorporate Shareholders at reduced rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each Shareholder, be treated as a tax-free return of capital to the extent of a Shareholder’s basis in his or her Shares of the Fund, and as a capital gain thereafter (if the Shareholder holds his or her Shares of the Fund as capital assets).

Sales of Shares

Under the Code, a repurchase of Shares by the Fund pursuant to a repurchase offer will be treated as a sale or exchange of the Shares if the repurchase (a) results in a complete termination of the Shareholder’s interest in the Fund, (b) is “substantially disproportionate” with respect to the Shareholder (generally meaning that after the repurchase the Shareholder’s percentage interest in the Fund is less than 80% of his or her percentage interest prior to the repurchase), or (c) is “not essentially equivalent to a dividend.” In determining whether any of these tests has been met a Shareholder generally needs to take into account Shares that he or she owns directly or is considered to own under certain constructive ownership rules in the Code.

If any of the three tests described in the preceding paragraph is met, a repurchase of Shares will result in a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in the Shares repurchased. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands, and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in additional Shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund Shares held by the Shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the Shareholder (including amounts credited to the Shareholder as undistributed capital gains) with respect to such Shares.

If none of the three tests described above is met with respect to a repurchase, then amounts received by a Shareholder will be taxable (1) as a dividend to the extent of such Shareholder’s allocable share of the Fund's current and accumulated earnings and profits, (2) thereafter, as a non-taxable return of capital to the extent of the Shareholder’s adjusted basis, and (3) thereafter, as taxable gain. Any adjusted basis in the Shares repurchased that exceeds the amount of the non-taxable return of capital under the preceding sentence will be reassigned to the remaining Shares held by the Shareholder.  Under such circumstances, it is also possible that the other Shareholders may be considered to have received a deemed distribution of all or a portion of their allocable shares of the Fund’s current and accumulated earnings and profits.

If a Shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes

Dividends, distributions and repurchase proceeds may also be subject to additional state, local and foreign taxes depending on each Shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The 30% withholding tax generally will not apply to distributions of net capital gain, or to redemption proceeds.

The withholding tax also does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. Shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

Under legislation known as “FATCA,” the Fund will be required to withhold 30% of the ordinary dividends it pays after December 31, 2013, and 30% of the gross proceeds of Share redemptions and certain capital gain dividends it pays after December 31, 2014, to Shareholders that fail to meet prescribed information reporting or certification requirements. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity Shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. Shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. Shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the Shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to enter into such an agreement with the IRS by June 30, 2013, to ensure that it will be identified as FATCA-compliant in sufficient time to allow the Fund to refrain from withholding beginning on January 1, 2014. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax Advisors regarding the impact of these requirements on their investments in the Fund.

Tax Reporting and Withholding

Backup Withholding

The Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described in the first paragraph under “Taxation of Non-U.S. Shareholders,” above.

Notices and Basis Reporting

Shareholders of the Fund will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and repurchase proceeds that were paid (or that are treated as having been paid) by the Fund to the Shareholders during the preceding taxable year.

The Fund will report to the IRS the amount of proceeds that a Shareholder receives from a repurchase of Fund Shares, the Shareholder’s basis in those Shares, the character of any gain or loss that the Shareholder realizes on the repurchase, and certain related tax information. If a Shareholder has a different basis for different Shares of the Fund in the same account (e.g., as a result of the reinvestment of dividends), the Fund will by default report the basis of the Shares repurchased using the average basis method, under which the basis per Share is the average of the bases of all the Shareholder’s Fund Shares in the account.

A Shareholder may instruct the Fund to use a method other than average basis for an account. If repurchases have occurred in an account to which the average basis method applied, the basis of the Shares remaining in the account will continue to reflect the average basis notwithstanding the Shareholder’s subsequent election of a different method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to tendering Shares for repurchase.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Fund and the Shareholders. Current and prospective Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CALCULATION OF FEES

If, consistent with the provisions of the Declaration of Trust and the Fund’s currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

LEGAL COUNSEL

Bingham McCutchen LLP, One Federal Street, Boston, MA 02110, acts as counsel to the Fund.

Part C - Other Information

Item 25.	Financial Statements and Exhibits

1.	Financial Statements.
Part A: Financial Highlights (not applicable).
Part B: Financial Statements (to be filed by amendment).

2.	Exhibits.
	(a)	Agreement and Declaration of Trust.	(1)
	(b)	By-Laws.	(1)
	(c)	Not Applicable.
	(d)	Not Applicable.
	(e)	Automatic Dividend Reinvestment Plan.	(1)
	(f)	Not Applicable.
	(g)	Form of Investment Advisory Agreement with Sound Point Capital Management, LP.	(1)
	(h)	Form of Distribution Agreement among the Registrant, Quasar Distributors, LLC and Sound Point Capital Management, LP.	(1)
	(i)	Not Applicable.
	(j)	Form of Custodial Agreement.	(1)
	(k)(1)	Form of Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC	(1)
	(k)(2)	Form of Transfer Agent Servicing Agreement	(1)
	(k)(3)	Form of Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC	(1)
	(k)(4)	Form of Subscription Agreement	*
	(l)	Not applicable to N-2 filings made only pursuant to the Investment Company Act of 1940, as amended, as per Instruction G. 3. of the General Instructions to Form N-2.
	(m)	Not Applicable.
	(n)	Not applicable to N-2 filings made only pursuant to the Investment Company Act of 1940, as amended, as per Instruction G. 3. of the General Instructions to Form N-2.
	(o)	Not applicable to N-2 filings made only pursuant to the Investment Company Act of 1940, as amended, as per Instruction G. 3. of the General Instructions to Form N-2.
	(p)	Not Applicable
	(q)	Not Applicable.
	(r)	Code of Ethics.	(1)

(1)	Filed herewith.
*	To be filed by amendment.

Item 26.	Marketing Arrangements

Reference is made to the Distribution Agreement among the Registrant, Sound Point Capital Management, LP and the Underwriter for the Registrant's common shares of beneficial interest.

Item 27.	Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Printing	$-0-
Accounting fees and expenses	$50,000
Legal fees and expenses	$60,000
Miscellaneous	$15,000
Total	$125,000

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

As of November 15, 2012, the number of record holders of each class of securities of the Registrant was

(1)	(2)
Title of Class	Number of Record Holders
Common Shares (no par value)	1

Item 30.	Indemnification

The Declaration of Trust and By-Laws (collectively, the “Operating Agreements”) provides that every person who is, or has been, a Trustee, officer, or employee of the Fund, including persons who serve at the request of the Fund as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Fund has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, agent or independent contractor and against amounts paid or incurred by him in settlement thereof.  No indemnification shall be provided under the Operating Agreements to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The investment advisory agreement includes an indemnification obligation relating to performance required under the investment advisory agreement except to the extent that the party seeking indemnification acted or omitted to act with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.  The distribution agreement includes a similar indemnification obligation.

Item 31.	Business and Other Connections of Investment Adviser

Sound Point Capital Management, L.P. (the “Advisor”) performs investment advisory services for the Fund and certain other investment advisory customers.  A description of the Advisor is included in Parts A and B of this Registration Statement.  For information regarding the business, profession, vocation, or employment of a substantial nature that each director, executive officer, partner or member of the Advisor has been engaged in for his or her own account or in the capacity of director, officer, employee, partner, trustee or member, reference is made to the Form ADV (File # 801-72515) filed by the Advisor under the Investment Advisers Act of 1940.

Item 32.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

(a)	Shareholder records are maintained by the Registrant’s transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

(b)
All other accounting records of the Registrant are maintained at the offices of the Registrant at 1185 Avenue of the Americas, 36th Floor, New York, New York 10036 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian: U.S. Bank National Association, 214 N. Tryon Street, 26th Floor, Charlotte, North Carolina 28202

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

Not applicable

Signatures

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 15th day of November, 2012.

SOUND POINT FLOATING RATE INCOME FUND

By: /s/ Kevin Gerlitz
Name: Kevin Gerlitz
Title: Treasurer and Secretary

Exhibit Index

Name	Exhibit
Agreement and Declaration of Trust	(a)
By-Laws	(b)
Automatic Dividend Reinvestment Plan	(e)
Investment Advisory Agreement	(g)
Distribution Agreement	(h)
Custodian Agreement	(j)
Fund Administration Servicing Agreement	(k)(1)
Transfer Agent Servicing Agreement	(k)(2)
Fund Accounting Servicing Agreement	(k)(3)
Code of Ethics	(r)